                                                                       [GRAPHIC]

                                                              Semi-Annual Report
                                                       June 30, 2000 (unaudited)










[GRAPHIC]
FIRSTHAND-REGISTERED TRADEMARK- FUNDS                                     2000
                                                                           Q 2

                                   [GRAPHIC]


THE DOW JONES INDUSTRIAL AVERAGE (DJIA) IS A GROUP OF 30 STOCKS TRACKED BY THE DOW JONES COMPANY. THE NASDAQ COMPOSITE (NASDAQ) IS A CAPITALIZATION-WEIGHTED INDEX OF ALL COMMON STOCKS LISTED ON NASDAQ. THE STANDARD & POOR'S 500 INDEX (S&P 500) IS A MARKET-WEIGHTED INDEX OF 500 STOCKS OF WELL ESTABLISHED COMPANIES. EACH INDEX REPRESENTS AN UNMANAGED, BROAD-BASED BASKET OF STOCKS. THESE INDICES ARE TYPICALLY USED AS BENCHMARKS FOR OVERALL MARKET PERFORMANCE.

OUR NEWEST FUND:
GLOBAL TECHNOLOGY FUND

     Over the past six years, we've invested in many successful technology companies. With the growth of the Internet, advancements in the communications industry, and a greater number of people worldwide having access to these new technologies, the time is right to further expand our fund family by offering a portfolio with greater emphasis on global technology players.

     We do not believe that traditional financial analysis methods alone can predict whose technology will excel in the marketplace, whose marketing strategy will make them an industry leader, or whose endeavors are doomed to failure. We think that this requires firsthand experience in the high tech industry, a keen understanding of the competitive landscape, the ability to decipher the technology, and a network of industry professionals to help evaluate the likelihood of success in each case. Our team of investment professionals is poised to identify outstanding technology companies for this new fund, regardless of geographic location.

     The Global Technology Fund subscription period for direct shareholders starts 1 September, 2000.

     LAUNCHING 29 SEPTEMBER, 2000


     FOR INFORMATION ON THE GLOBAL TECHNOLOGY FUND, PLEASE CALL 1.888.884.2675 FOR A FREE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.


                                                           Semi-Annual Report  1

PERFORMANCE SUMMARY

     PERIOD RETURNS (TOTAL RETURNS AS OF 6/30/00)

                       Q2'00         YTD          1-YEAR        3-YEAR       5-YEAR
                      TOTAL**       TOTAL**       TOTAL
-------------------------------------------------------------------------------------------

     TVFQX          -10.21%        26.38%        119.98%        59.38%        58.35%
     TLFQX           -8.05%        19.61%        105.52%          -             -
     TIFQX           -6.28%        26.15%        124.98%          -             -
     TCFQX          -18.82%        12.49%            n/a          -             -
     TEFQX           -5.48%        -2.42%            n/a          -             -
     DJIA            -3.98%        -8.45%         -3.31%        12.69%        20.27%
     S&P 500         -2.66%        -0.42%          7.25%        19.64%        23.77%
     NASDAQ         -13.23%        -2.46%         47.96%        40.52%        33.99%

     RETURNS SINCE INCEPTION (AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/00)

                     TVFQX          TLFQX          TIFQX         TCFQX         TEFQX
     INCEPTION DATE 5/20/94*       12/10/97       5/20/98       9/30/99**     9/30/99**
-------------------------------------------------------------------------------------------
     Avg. Annual     56.83%        93.71%        138.89%        64.80%        45.00%
     Total Return

     VERSUS:
     DJIA            20.61%        12.56%          8.75%         2.19%         2.19%
     S&P 500         23.21%        18.49%         15.14%        14.40%        14.40%
     NASDAQ          32.44%        42.32%         43.98%        44.63%        44.63%

     * TVFQX INCEPTION DATE IS 5/20/94; TVFQX EFFECTIVENESS DATE IS 12/15/94. TVFQX AVERAGE ANNUAL TOTAL RETURN SINCE EFFECTIVENESS IS 59.29%

     **   NOT ANNUALIZED

     RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     EACH FUND CONCENTRATES ITS INVESTMENTS IN THE TECHNOLOGY INDUSTRY. THE FUNDS ARE SUBJECT TO GREATER RISK BECAUSE OF THEIR CONCENTRATION OF INVESTMENTS IN A SINGLE INDUSTRY AND WITHIN CERTAIN SEGMENTS OF THE INDUSTRY. IN ADDITION, EACH FUND MAY, FROM TIME TO TIME, INVEST A SUBSTANTIAL PORTION OF ITS ASSETS IN THE SECURITIES OF SMALL CAPITALIZATION COMPANIES. THE SECURITIES OF SMALLER COMPANIES OFTEN INVOLVE HIGHER RISKS AND MAY BE SUBJECT TO WIDER PRICE FLUCTUATIONS THAN SECURITIES OF LARGER COMPANIES. THERE ARE CERTAIN RISKS ASSOCIATED WITH INVESTMENTS IN THE TECHNOLOGY INDUSTRY, SUCH AS THE RISK THAT THE PRODUCTS AND SERVICES OF COMPANIES IN THOSE INDUSTRIES ARE SUBJECT TO RAPID OBSOLESCENCE CAUSED BY SCIENTIFIC DEVELOPMENTS AND TECHNOLOGICAL ADVANCES.

     THE STOCK MARKETS PERFORMED EXCEPTIONALLY WELL IN 1999 AND FIRSTHAND FUNDS BENEFITED FROM THAT PERFORMANCE. INVESTORS SHOULD MAINTAIN REALISTIC EXPECTATIONS FOR FUTURE PERFORMANCE. SUCH PERFORMANCE IS NOT SUSTAINABLE. THESE FUNDS' RETURNS WERE POSITIVELY IMPACTED BY THEIR BUYING TECHNOLOGY COMPANIES IN A PERIOD FAVORABLE FOR THESE STOCKS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

[LOGO]FIRSTHAND-Registered Trademark- FUNDS

CONTENTS

      PRESIDENT'S LETTER                               6

      PERFORMANCE AND PORTFOLIO DISCUSSIONS

         Technology Value Fund                        14

         Technology Leaders Fund                      16

         Technology Innovators Fund                   18

         The Communications Fund                      20

         The e-Commerce Fund                          22

      FINANCIAL STATEMENTS

         Portfolio of Investments

              Technology Value Fund                   26

              Technology Leaders Fund                 29

              Technology Innovators Fund              31

              The Communications Fund                 34

              The e-Commerce Fund                     37

         Statements of Assets and Liabilities         39

         Statements of Operations                     40

         Statements of Changes in Net Assets          41

         Financial Highlights

              Technology Value Fund                   44

              Technology Leaders Fund                 45

              Technology Innovators Fund              46

              The Communications Fund                 47

              The e-Commerce Fund                     48

         Notes to Financial Statements                49


                                                           Semi-Annual Report  3

                                   [GRAPHIC]



[LOGO]FIRSTHAND-Registered Trademark- FUNDS

                               PRESIDENT'S LETTER










                                                           Semi-Annual Report  5

     Dear Fellow Shareholders,

     We are pleased with our Funds' performance in first half 2000's extremely volatile technology stock market. Technology Value Fund-Registered Trademark- (+26.38%), Technology Leaders Fund (+19.61%), Technology Innovators Fund (+26.15%), and The Communications
     Fund-TM- (+12.49%) handily beat the NASDAQ Composite (-2.46%) and the Lipper Science and Technology Fund Index (+8.92%). Although The e-Commerce Fund-TM- declined 2.42%, its focus on providers of essential products and services to all e-commerce participants protected shareholders from the heavy damage sustained by overvalued web site high flyers and more speculative dot-com start-ups.

     A shareholder I spoke with recently compared our Funds' first half 2000 performance to golfing phenom Tiger Woods' runaway victory in the recent U.S. Open Championship, praising us for making birdies while the rest of the field was struggling to save par. Our performance was not quite that impressive -- other tech funds also beat the NASDAQ Composite. However, as evidenced by the Funds' superior performance versus their peer group benchmarks, we finished this reporting period near the top of the leader board. Like Tiger Woods, we work hard on our game. We credit our success to our research intensive investment discipline, the talent and experience of our analysts, and the expertise of our numerous industry contacts right here in Silicon Valley.

     THE REAR VIEW MIRROR

     In Firsthand Funds' 1999 Annual Report, I said, "While I believe that the general trend in prices of technology stocks will continue to be positive, it is highly likely that over the next year we will see at least one or two 10%-20% corrections in technology stocks." Instead, we got a 37% correction in just ten short weeks. After rising 24.10% from the start of the year to its March 10 peak of 5048.62, the NASDAQ Composite fell 37.3% to its May 23 low of 3164.55. The late-May/June tech stock rally helped the NASDAQ regain a lot of


[LOGO]FIRSTHAND-Registered Trademark- FUNDS lost ground and closed first half 2000 with a relatively modest decline. However, as I write, most tech stocks remain well below their 26 week highs.

     Recent years' technology stock corrections were caused by major macro-economic shocks (the collapse of emerging market Asia in the fall of 1997) and financial market turmoil (the hedge fund implosion and liquidity crisis in the fall of 1998). This year's correction was spawned by high valuations and a dramatic shift in investor psychology. There were no economic or market crises, technology industry fundamentals remained good, and, for the most part, tech companies' operating results continued to meet or exceed consensus expectations. But, after the spectacular advance that began in mid-October 1999 and continued through the first two months of 2000, tech stocks sported historically unprecedented valuations. Investors, who seemingly couldn't pay too much for technology stocks in February, suddenly decided they were much too pricey in March and panic buying abruptly turned into panic selling.

     FEAR BREEDS FEAR

     What caused this reversal of fortune? Some market observers blame rising short-term interest rates and uncertainty over how this would impact technology spending. Others cite concerns that if the Federal Reserve succeeds in slowing the economy, tech stock earnings would fail to live up to rather grand expectations. Everybody points to rich valuations. All three are valid fundamental reasons for the technology stock correction, but do not explain its severity.

     It is said that fear and greed are the two most dominant investor emotions. In the technology stock market, I think it is fear and fear -- investors' fear that they may be missing out on a get-rich-quick opportunity fuels the breathtaking rallies and fear that they have too much riding on companies they don't really understand sparks the sharp sell-offs. It is critical to remember that technology stocks' long-term performance will be dictated by earnings growth. If technology companies continue to grow profits faster than companies in other


                                                            Semi-Annual Report 7
     industries -- in our opinion, a strong probability -- tech stocks should continue to deliver superior long-term performance.

     THE VALUATION ISSUE

     We recognize that the fear/fear syndrome will cause tech stocks to periodically become substantially under and over-valued. What is a technology company growing at 30% annually worth at any given point in time? Whatever the market says it's worth. What is it worth five years from now? Unless it is purchased at a point when it is quite substantially over-valued, very probably more than it is worth today.

     We are valuation sensitive. Importantly, our investment discipline is designed to identify quality technology stocks ahead of the investment competition -- before they are bid up by institutions "discovering" the stock and long before momentum investors push valuations to extremes. If we can continue to identify great technology companies first, we will be buying at opportunistic prices and reasonable valuations relative to current and long-term growth prospects.

     LIVING WITH VOLATILITY

     As we have cautioned shareholders since the inception of our funds, volatility is a fact of life in the technology stock market. The very nature of tech stock investing -- buying relatively young companies that are developing brand new ways of doing things -- involves greater uncertainty than investing in more established companies in mature industries. Of course, technology stocks also have much greater growth potential. Tech stocks' higher risk/reward profile guarantees more pronounced volatility.

     Volatile markets tend to turn investors into traders. We resist this temptation. However, we will take advantage of opportunities presented by volatility. For example, we significantly increased our exposure to web hosting companies following this year's dot-com stock massacre. Our rationale was that these companies' growth prospects


[LOGO]FIRSTHAND-Registered Trademark- FUNDS were more directly tied to the need of large, well financed companies to develop on-line capabilities than to the success or failure of cash burning e-commerce start ups. Web hosting companies were the proverbial babies being thrown out with the dot-com bath water, and in our view, represented excellent long-term growth opportunities at discounted prices.

     We will also take profits in holdings that we believe have become too extravagantly valued. For example, in the second quarter, we harvested gains in JDS Uniphase, which we owned in the Technology Leaders and Technology Innovators Funds, because we believed the growth rate inferred by the stock's valuation was not likely to be achievable. However, we believe our long-term success will depend on finding great technology companies early in their growth cycles and holding these stocks as long as they meet our fundamental expectations. We are not generally concerned with what they will earn in the next quarter or even the next year. We focus on what they can earn five years down the road. As aforementioned, we expect our portfolio holdings to go through cycles of under and over-valuation. This does not justify constantly reshuffling the portfolio deck and, in the process, adding significantly to our shareholders' short-term capital gains tax liabilities. This philosophy is reflected in our Funds' low turnover rates relative to their peers.

     WHAT'S NEXT?

     At the close of first half 2000, the NASDAQ Composite was just 2.46% below this year's starting point. Investors are still asking the very same questions they were asking six months ago. How many more Federal Reserve rate hikes will be necessary to slow the economy? Will economic deceleration have a materially negative impact on tech stock earnings and valuations? Does it make more sense to invest in theoretically cheap old economy companies or should we ignore tech stocks' premium valuations and go for growth?

                                                           Semi-Annual Report  9

     We have carefully considered opinions on these issues, if not infallible answers to these questions. We expect the Fed to continue to increase rates until it sees solid evidence the economy is slowing down. A somewhat weaker economy would likely restrain earnings growth for companies in more economically sensitive, commodity oriented technology sectors such as personal computers and basic semiconductors. It should not have a meaningful impact on profits for tech companies in sectors with strong secular growth trends. Rising interest rates usually result in P/E* multiple contractions in all industry groups, including technology. But, rapid earnings growth can compensate for some contraction in multiples. That's the beauty of growth stocks. Should investors buy fundamentally cheap slower growth companies in mature industries? If you look back five years from now, I doubt that buying companies growing earnings at 8% per year will have proven more productive than owning companies growing earnings at 30% annually, despite the current valuation gap between old economy and new economy stocks.

     We can be relatively certain that over the short term uncertainty will contribute to ongoing volatility, particularly in the technology sector. So, while we are encouraged by the tech stock rebound in the last five weeks of this reporting period, and still believe the long-term trend for technology stocks is positive, we know additional corrections could be on the horizon. But, rather than speculating on the short-term direction of the tech stock market, let's focus on longer term secular trends and some of the companies that are particularly well positioned to benefit.

     DYNAMIC TECH TRENDS

     A lot of digital data is still traveling on the slow roads (copper wires) feeding into the fiber optic superhighway. The highway is complete, but the entrance ramps (connections to the home and office) are still under construction. The companies providing the materials and tools

     * THE PRICE OF A STOCK DIVIDED BY ITS EARNINGS PER SHARE. A PRICE/EARNINGS MULTIPLE GIVES YOU AN IDEA OF HOW MUCH IS BEING PAID FOR A COMPANY'S EARNING POWER.


[LOGO]FIRSTHAND-Registered Trademark- FUNDS for this construction should experience tremendous growth over the next several years. These companies range from diversified telecom equipment giants such as Lucent Technologies to mid-sized fiber optic pioneer Corning, to small, young companies including CIENA, Finisar and GlobeSpan.

     Most folks would love to save space on their office desk and in their living room with a flat screen computer monitor and television set. Many of us will be doing just that in the coming years. Right now, prices for flat screen displays are not yet competitive with the bulky old cathode ray tube -- the natural result of all the time, energy and financial resources devoted to perfecting the technology and improving the manufacturing process. However, better technology and manufacturing efficiencies will drive prices down and demand will explode -- a standard pattern for new technology products. This will be an enormous market -- we estimate as much as 100 million units annually -- and a powerful growth engine for companies such as Genesis Microchip and Silicon Image, two leading component suppliers to flat screen display manufacturers.

     e-Commerce is real. The world is going to do business on the Internet. You can speculate on which dot-com company will be successful and which will fail. Or you can invest in the companies that will provide the essential products and services to all the e-commerce players. Will Barnes&Noble.com eventually sell more books on-line than Amazon.com? We don't know. We can be a lot more certain that both will probably use servers made by Sun Microsystems and networks built with Cisco Systems' equipment. Will we make money investing in Sun and Cisco? Despite their rather rich valuations, these two companies' dominant positions in their respective markets will likely reward long-term shareholders. Are there more reasonably priced ways to take advantage of the growth in e-commerce? Yes. Web hosting companies such as Exodus Communications and Globix, which handle e-commerce operations for major corporations, and innovative software companies including Art Technology Group, which write


                                                          Semi-Annual Report  11
     programs for CRM (customer relationship management) applications, are valued quite reasonably relative to what we believe are exceptional growth prospects.

     IN CLOSING

     We have experienced a "she loves me, she loves me not, she loves me" technology stock market in first half 2000. Wall Street continues to debate the economic and market issues impacting tech stocks' short-term prospects. Savvy investors -- we like to put our shareholders and ourselves in this category -- remain focused on very favorable long-term trends in technology and on those companies positioned to take maximum advantage of the evolving opportunities.

     We are proud of our Funds' performance in this challenging environment and will be working hard to build on this success. The technology stock market will continue to be volatile and we will have our ups and downs. However, technology should continue to be the pre-eminent growth industry in the world and we believe the most fertile ground for superior long-term investment profits.

     Warmest Regards,



     /s/Kevin Landis

     Kevin Landis

     President, Chief Executive Officer

     Firsthand Funds


[LOGO]FIRSTHAND-Registered Trademark- FUNDS

                     PERFORMANCE AND PORTFOLIO DISCUSSIONS


                             Technology Value Fund


                             Technology Leaders Fund


                           Technology Innovators Fund


                             The Communications Fund


                               The e-Commerce Fund



                                                          Semi-Annual Report  13

TECHNOLOGY VALUE FUND
PERFORMANCE & PORTFOLIO DISCUSSION
--------------------------------------------------------------------------------

Technology Value Fund (TVF) was our best performing fund in first half 2000, returning 26.38% compared to the NASDAQ Composite's 2.46% loss and the Lipper Science and Technology Fund Index's 8.92% advance. Good value was appreciated during a period in which lofty technology stock valuations were called into question. None of the industry sectors represented by our top ten holdings stood out as particularly rewarding or disappointing during this reporting period. We had a good stock picking batting average, and as has often been the case, the Fund's performance was bolstered by big moves in several of its largest holdings.

Seagate Technology (SEG), one of our major holdings through this reporting period, gained 19.89% since we began buying the stock in early-February (2/8/00). Seagate is the world's largest manufacturer of computer disk drives -- a decent business, but not the driving force behind Seagate stock's superb performance over the last six months. Seagate owns approximately one third of VERITAS Software (VRTS), a provider of data storage management programs. This is a great growth business driven by the strong demand for software that enables corporate information technology departments to effectively manage security, access, and distribution in corporate data and e-commerce networks. VERITAS is currently the clear-cut leader in this business. We began accumulating Seagate shares as a backdoor method of buying VERITAS stock. At our entry point, the value of Seagate's position in VERITAS was worth twice Seagate's market capitalization. So, we were not only getting VERITAS stock at an attractive discount, but also Seagate's disk drive business for free.

Vitesse Semiconductor Corp. (VTSS), another of our largest holdings, advanced 40.29% during this reporting period. Vitesse (French for speed) is a leading producer of gallium arsenide-based semiconductors used in high-speed communications products. The strong demand for Internet bandwidth has resulted in a rapidly expanding market for all

RELATIVE PERFORMANCE:
       TVF VS. MARKET INDICES

TVF

[GRAPH]

                 TVF            NASDAQ          DJIA        S&P 500
 5/31/94        $10,040         $10,108       $10,004       $10,013
 6/30/94          9,190           9,706         9,666         9,768
 7/30/94          9,430           9,929        10,045        10,088
 8/30/94         10,510          10,527        10,489        10,502
 9/30/94         11,200          10,510        10,320        10,246
10/30/94         12,170          10,690        10,504        10,475
11/30/94         11,830          10,316        10,094        10,094
12/30/94         12,530          10,339        10,372        10,244
 1/30/95         12,412          10,386        10,407        10,509
 2/28/95         13,215          10,926        10,905        10,919
 3/30/95         13,333          11,260        11,325        11,241
 4/30/95         14,436          11,634        11,778        11,572
 5/30/95         14,543          11,930        12,217        12,034
 6/30/95         15,742          12,890        12,487        12,314
 7/30/95         17,980          13,832        12,913        12,722
 8/30/95         19,212          14,103        12,691        12,754
 9/30/95         20,679          14,435        13,206        13,293
10/30/95         20,047          14,335        13,122        13,245
11/30/95         20,294          14,663        14,053        13,827
12/30/95         20,194          14,577        14,194        14,093
 1/30/96         20,063          14,687        14,976        14,573
 2/29/96         21,454          15,255        15,274        14,708
 3/30/96         21,585          15,273        15,581        14,849
 4/30/96         26,984          16,513        15,539        15,068
 5/30/96         30,751          17,251        15,801        15,457
 6/30/96         27,970          16,444        15,855        15,516
 7/30/96         26,316          14,997        15,519        14,830
 8/30/96         27,400          15,845        15,817        15,143
 9/30/96         30,291          17,035        16,594        15,996
10/30/96         29,251          16,962        17,023        16,437
11/30/96         32,786          17,952        18,470        17,679
12/30/96         32,422          17,934        18,293        17,329
 1/30/97         34,915          19,170        19,337        18,411
 2/28/97         31,886          18,189        19,579        18,556
 3/30/97         29,438          16,980        18,771        17,793
 4/30/97         31,039          17,532        19,998        18,856
 5/30/97         38,053          19,484        20,972        20,004
 6/30/97         38,713          20,075        21,974        20,900
 7/30/97         43,857          22,195        23,565        22,563
 8/30/97         42,281          22,110        21,898        21,299
 9/30/97         42,466          23,487        22,855        22,465
10/30/97         38,142          22,211        21,418        21,715
11/30/97         37,311          22,316        22,576        22,720
12/30/97         34,519          21,907        22,854        23,110
 1/30/98         35,791          22,591        22,857        23,366
 2/28/98         39,036          24,700        24,769        25,051
 3/31/98         39,897          25,609        25,538        26,334
 4/30/98         42,666          26,074        26,314        26,599
 5/31/98         36,995          24,832        25,902        26,142
 6/30/98         37,802          26,459        26,085        27,204
 7/31/98         35,020          26,154        25,897        26,914
 8/31/98         26,385          20,949        22,037        23,023
 9/30/98         26,583          23,678        22,959        24,498
10/31/98         33,020          24,768        25,166        26,490
11/30/98         38,199          27,268        26,771        28,096
12/31/98         42,703          30,681        26,997        29,715
 1/31/99         49,007          35,067        27,528        30,958
 2/28/99         43,577          32,027        27,441        29,995
 3/31/99         48,398          34,468        28,895        31,196
 4/30/99         56,094          35,616        31,868        32,404
 5/31/99         61,961          34,612        31,262        31,638
 6/30/99         71,246          37,645        32,517        33,393
 7/31/99         75,379          36,985        31,599        32,350
 8/31/99         80,703          38,408        32,190        32,189
 9/30/99         81,114          38,513        30,766        31,307
10/31/99         86,650          41,609        31,952        33,288
11/30/99         98,756          46,806        32,454        33,966
12/31/99        124,009          57,105        34,341        35,966
 1/31/00        132,435          55,300        32,694        34,159
 2/29/00        185,904          65,923        30,323        33,513
 3/31/00        174,547          64,194        32,743        36,791
 4/30/00        155,406          54,202        32,196        35,685
 5/31/00        137,967          47,755        31,628        34,952
 6/30/00        156,722          55,700        31,440        35,814

(INCEPTION MAY 20, '94)

[LOGO]FIRSTHAND-Registered Trademark- FUNDS

TVF HOLDINGS BY SECTOR*
--------------------------------------------------------------------------------

[CHART]

Semiconductors             26.6%
Comm Equip                 15.2%
Software                   12.8%
Net Cash                   10.9%
Peripherals                 9.1%
Photonics                   8.7%
Networking                  5.9%
Medical                     3.4%
Services                    3.0%
Communications              2.8%
Semi Equip                  1.4%
EDA                         0.2%

 * BASED ON PERCENTAGE OF NET ASSETS AS OF JUNE 30, 2000

of Vitesse's products. The company's high-speed transceivers, which are designed into equipment used in Wide-Area-Networks (Internet), are a particularly hot product. We believe Vitesse's technological leadership will keep it ahead of the competition in the explosive growth market for tools that will increase the speed of digital data transmission.

Our substantial position in Digital Microwave (DMIC) rewarded us with a gain of 62.67% during this reporting period. As its name implies, the company makes digital microwave radios for wireless communications networks. Digital Microwave's customers include wireless telecom providers BellSouth PCS and Winstar, and leading wireless equipment manufacturers Nortel, Motorola, and Siemens. Future growth in wireless communications is not simply a function of the growth in cellular telephones. Digital Microwave's markets should expand even further as the demand for wireless access to high-speed data networks increases and fixed wireless becomes the communications system of choice in many developing nations.

Not all of our top ten holdings contributed positively to returns. Legato Systems, Inc. (LGTO) was a major disappointment, declining 78.02%. Legato competes with VERITAS Software in the data storage management software business. Legato stock swooned when analysts began questioning its revenue recognition accounting practices. We think management has effectively addressed this issue and that Legato will be given a clean bill of financial health. There is plenty of room for more than just one quality company in this business. VERITAS is well ahead of everyone else in the pack, but we believe Legato Systems can grab a nice slice of this big pie in the years ahead.


                                                          Semi-Annual Report  15

TECHNOLOGY LEADERS FUND
PERFORMANCE & PORTFOLIO DISCUSSION
--------------------------------------------------------------------------------

Technology Leaders Fund (TLF) finished just a few strides behind Technology Value Fund in first half 2000's performance race, gaining 19.61% versus the NASDAQ Composite's 2.46% loss and the Lipper Science and Technology Fund Index's 8.92% advance. Among the Fund's top ten holdings, technology blue chips Cisco Systems and Sun Microsystems, and lower profile tech companies Corning, Vitesse Semiconductor, and Wind River Systems were solid performers. The Fund's investments in large cap telecommunications and telecom equipment companies AT&T, Lucent Technologies, and particularly QUALCOMM disappointed.

As its name implies, the Technology Leaders Fund focuses on companies big and small that have clear cut leadership positions in their respective industries. Dominant market share companies generally produce more consistent earnings. Also, investors tend to be more patient with companies that are recognized as the very best in their business. For these reasons, we expect the Technology Leaders Fund to post good performance during tech stock advances and hold up well on a relative basis during tech stock declines. The Fund has demonstrated this performance pattern since its inception.

Corning (GLW), up 59.28% since we began buying shares in mid-February (2/11/00), first emerged as a technology company way back in 1851 when it supplied Thomas Edison with the glass for the first electric light bulb. It remained in the forefront of new technologies by helping develop television tubes in the 1940's and refrigerator-to-oven cookware in the 1950's. In the ensuing decades, it lost its tech identity as it devoted its resources to more prosaic businesses. Corning has reestablished itself as a technology company via its fiber optic and photonic components businesses. Firsthand Fund's initial position in Corning resulted from its acquisition of one of our Technology Value Fund holdings, Oak Industries. We increased our position and added it to the Technology Leaders Fund as

RELATIVE PERFORMANCE:
       TLF VS. MARKET INDICES

TLF

[GRAPH]

                TLF           DJIA         NASDAQ        S&P 500
Nov '97       $10,000       $10,000       $10,000       $10,000
Dec '97        10,070         9,836         9,695         9,955
Jan '98        11,070         9,837         9,997        10,065
Feb '98        12,150        10,660        10,930        10,791
Mar '98        12,190        10,991        11,333        11,344
Apr '98        13,151        11,326        11,538        11,458
May '98        12,141        11,148        10,989        11,261
Jun '98        12,922        11,227        11,709        11,718
Jul '98        13,685        11,146        11,574        11,594
Aug '98        10,822         9,484         9,270         9,918
Sep '98        11,291         9,881        10,478        10,553
Oct '98        13,861        10,831        10,961        11,411
Nov '98        15,811        11,522        12,067        12,103
Dec '98        17,942        11,619        13,577        12,800
Jan '99        20,772        11,848        15,518        13,336
Feb '99        18,772        11,811        14,173        12,921
Mar '99        21,832        12,436        15,253        13,438
Apr '99        22,702        13,716        15,761        13,959
May '99        22,072        13,455        15,317        13,629
Jun '99        26,372        13,995        16,659        14,385
Jul '99        26,702        13,600        16,367        13,936
Aug '99        28,823        13,855        16,996        13,866
Sep '99        29,431        13,242        17,043        13,486
Oct '99        32,038        13,752        18,413        14,339
Nov '99        36,849        13,968        20,713        14,632
Dec '99        45,316        14,780        25,271        15,493
Jan '00        43,683        14,071        24,472        14,715
Feb '00        58,196        13,051        29,173        14,436
Mar '00        58,947        14,092        28,408        15,849
Apr '00        56,216        13,857        23,986        15,372
May '00        48,032        13,612        21,133        15,056
Jun '00        54,198        13,532        24,649        15,428

(INCEPTION DEC 10, '97)


[LOGO]FIRSTHAND-Registered Trademark- FUNDS

TLF HOLDINGS BY SECTOR*
--------------------------------------------------------------------------------

[CHART]

Communications                3.7%
Net Cash                      6.7%
Computer                      8.0%
Software                     13.2%
Internet                      1.4%
Networking                    3.9%
Peripherals                   1.8%
Photonics                     9.4%
Semiconductors               25.7%
Semi Equip                    8.0%
Other Electronics             1.5%
Comm Equip                   16.7%

* BASED ON PERCENTAGE OF NET ASSETS AS OF JUNE 30, 2000

Corning demonstrated its commitment to growing the communications technology businesses. We believe Corning's core competencies in fiber optics and glass chemistry will compliment its newly acquired photonics equipment division and that earnings will accelerate in the coming years.

You may not be aware of the fact, but you are surrounded by embedded computer systems. They are in your car, your fax machine, your cellular telephone and your new digital camera. Wind River Systems (WIND), up 3.41% during this reporting period, writes the specific function software for these small computers. Wind River is not exactly a household name technology stock. Over the next five years, we believe it will become one. Wind River's proprietary software for running high-speed communications switches, routers, and network systems (the backbone of the Internet), should be the engine driving earnings growth.

QUALCOMM (QCOM), which declined 65.93% during this reporting period, is the biggest disappointment among our ten largest holdings. QUALCOMM is the developer of Code Division Multiple Access (CDMA) technology used in advanced wireless communications systems throughout the world. QUALCOMM's sharp decline resulted from uncertainty over whether several large wireless systems being built in Asia would be CDMA-based. We don't expect all the new wireless systems on the global drawing board to use CDMA, but we believe it will be the technology of choice for many. Even if CDMA does not become the universal wireless standard it was expected to be, new business and licensing revenue from QUALCOMM's large existing customer base should allow the company to sustain its very attractive growth rate over the next five years. We are among the many investors licking our wounds over QUALCOMM's poor showing this reporting period, but believe its longer term performance will reward shareholders.


                                                          Semi-Annual Report  17

TECHNOLOGY INNOVATORS FUND
PERFORMANCE & PORTFOLIO DISCUSSION
--------------------------------------------------------------------------------

Technology Innovators Fund (TIF) gained 26.15% in first half 2000 compared to the NASDAQ Composite's 2.46% decline and the Lipper Science and Technology Fund Index's 8.92% return. Among the Fund's ten largest holdings, optical networking equipment producers Osicom Technologies, Inc. and CIENA Corp. excelled, and wireless communications component manufacturer Digital Microwave Corp. posted an impressive gain. Web hosting company NaviSite and fiber optic systems provider Finisar disappointed.

Focusing on young technology companies in the very early stages of what we believe will be extended growth cycles, Technology Innovators Fund is our "high octane" fund. We expect it to excel during big tech stock rallies, when investors are aggressively searching for the most promising young firms, and be more vulnerable during sharp tech stock corrections when investors are inclined to gravitate to the safety of more established tech companies. During its brief life, Technology Innovators Fund has followed this performance pattern. It was our best performing fund during the big October 1999-February 2000 tech stock rally, but proved the most vulnerable in the sharp March-late May 2000 correction. We anticipate that Technology Innovators Fund will remain quite volatile. However, if we succeed in finding the very best young tech companies very early in their growth cycle, long-term shareholders should be generously rewarded.

CIENA Corp. (CIEN) was the best performer among the Fund's ten largest holdings, gaining 189.89% in first half 2000. A pioneer in Dense Wavelength Division Multiplexing technology (DWDM), CIENA manufactures the gear used to transport voice and data over fiber optic networks. Optical transport technology, which was once limited to long-haul systems, is now being deployed in local metro area networks as communications companies try to keep up with the demand for Internet bandwidth. With the market for

RELATIVE PERFORMANCE:
       TIF VS. MARKET INDICES

TIF

[GRAPH]

                TIF           DJIA          NASDAQ        S&P500
Apr '98       $10,000       $10,000       $10,000       $10,000
May '98       $10,160        $9,837        $9,637        $9,836
Jun '98       $11,030        $9,907       $10,269       $10,235
Jul '98       $11,057        $9,836       $10,150       $10,126
Aug '98        $8,503        $8,369        $8,130        $8,662
Sep '98        $8,110        $8,720        $9,189        $9,217
Oct '98       $10,930        $9,558        $9,613        $9,967
Nov '98       $13,420       $10,168       $10,582       $10,571
Dec '98       $16,010       $10,253       $11,907       $11,180
Jan '99       $18,350       $10,455       $13,609       $11,648
Feb '99       $16,570       $10,422       $12,429       $11,286
Mar '99       $20,451       $10,974       $13,377       $11,737
Apr '99       $21,511       $12,103       $13,822       $12,192
May '99       $22,271       $11,873       $13,433       $11,904
Jun '99       $28,041       $12,350       $14,610       $12,564
Jul '99       $28,231       $12,001       $14,354       $12,172
Aug '99       $31,041       $12,226       $14,906       $12,111
Sep '99       $32,307       $11,685       $14,947       $11,779
Oct '99       $34,339       $12,135       $16,148       $12,525
Nov '99       $39,545       $12,326       $18,165       $12,780
Dec '99       $50,006       $13,043       $22,162       $13,532
Jan '00       $53,025       $12,417       $21,462       $12,853
Feb '00       $79,386       $11,517       $25,584       $12,609
Mar '00       $67,310       $12,436       $24,913       $13,843
Apr '00       $57,735       $12,228       $21,035       $13,426
May '00       $48,263       $12,012       $18,533       $13,151
Jun '00       $63,084       $11,941       $21,617       $13,475

(INCEPTION MAY 20 '98)

[LOGO]FIRSTHAND-Registered Trademark- FUNDS

TIF HOLDINGS BY SECTOR*
--------------------------------------------------------------------------------

[CHART]

Comm Equip                 32.5%
Semiconductors             27.0%
Software                   16.2%
Services                    9.3%
Photonics                   5.2%
Other Electronics           4.4%
Net Cash                    2.8%
Networking                  2.3%
Semi Equip                  0.3%

* BASED ON PERCENTAGE OF NET ASSETS AS OF JUNE 30, 2000

CIENA's products expanding rapidly, we believe earnings growth will continue to be robust.

GlobeSpan Semiconductor (GSPN), up 87.45% in first half 2000, is a leader in chipsets for Digital Subscriber Line (DSL) modems. Telephone companies are aggressively building out DSL lines to meet the public's strong demand for high-speed Internet access. DSL modems are 25 times faster than the fastest analog modems. Over the next several years, we should see explosive growth in this business and, we believe, in GlobeSpan's revenues and profits.

Cree Research, Inc. (CREE), another of our largest holdings, gained 56.37% in this reporting period. Cree is the world's largest supplier of silicon carbide wafers for advanced semiconductors. Silicon carbide is superior to plain silicon for the chips used in high-frequency, high-temperature, high-powered wireless telecommunications equipment. Cree doesn't sell to the wireless equipment manufacturers, but rather to their component suppliers. While lower on the wireless communications value-added food chain, Cree Research should continue to be a prime beneficiary of growth in this sector.

Genesis Microchip (GNSS) was not an exceptionally good performer in first half 2000. In fact, it declined 15.38% over this reporting period. However, we believe Genesis is well positioned to benefit from what we believe will be explosive growth in Flat Panel Display (FPD) computer monitors. Prices will be coming down and demand for FPD products should explode. Genesis manufactures chips that ensure that one can plug a digital flat panel monitor into any computer and get high-resolution graphics and video, regardless of the graphics format being used (VGA or SVGA, analog or digital). While it does have some competition, Genesis has great products and is one of the few pure-plays in this exciting growth business.


                                                          Semi-Annual Report  19

THE COMMUNICATIONS FUND
PERFORMANCE & PORTFOLIO DISCUSSION
--------------------------------------------------------------------------------

The Communications Fund (TCF) returned 12.49% in first half 2000 versus a 2.46% loss for the NASDAQ Composite and an 8.92% advance for the Lipper Science & Technology Fund Index. In general, our communications technology holdings such as Williams Communications Group and Advanced Fibre Communications performed well, with Osicom Technologies posting an impressive gain. Our biggest portfolio disappointment was QUALCOMM, which declined sharply due to uncertainty over whether new Asian wireless communications systems would be using its technology.

We believe the battle for dominance in the communications industry will be won by the swift and brave rather than the big and strong. We have already seen upstarts such as Qwest, Level 3, Global Crossing, Williams Communication Group, and Winstar emerge from obscurity to grab sizable shares in their respective communications markets. A host of small companies are engineering most of the major breakthroughs in communications technology. Consequently, The Communications Fund portfolio is heavily weighted in young, entrepreneurial companies that are either developing new communications technologies or aggressively taking advantage of windows of opportunity in the rapidly changing communications business.

Among our largest holdings, Osicom Technologies, Inc. (FIBR) was a stellar performer, gaining 86.50% during this reporting period. Osicom is a manufacturer of Dense Wavelength Division Multiplexing (DWDM) equipment used to increase the capacity of fiber optic networks. As more and more data is pushed through the Internet, networks must find ways to enhance their capacity of fiber optic transmission lines. Osicom's DWDM equipment is helping accomplish this goal.

Williams Communication Group (WCG), up 14.36%, was formed in January 1998 by parent Williams Companies, an oil and natural gas pipeline company. The company is

RELATIVE PERFORMANCE:
       TCF VS. MARKET INDICES

TCF

[GRAPH]

                 TCF           DJIA         NASDAQ        S&P 500
 9/30/99       $10,000       $10,000       $10,000       $10,000
10/31/99        10,630        10,385        10,804        10,633
11/30/99        11,330        10,549        12,153        10,849
12/31/99        14,650        11,162        14,828        11,488
 1/31/00        16,580        10,627        14,359        10,911
 2/29/00        21,940         9,856        17,117        10,705
 3/31/00        20,300        10,642        16,668        11,752
 4/30/00        16,080        10,465        14,074        11,398
 5/31/00        14,300        10,280        12,400        11,164
 6/30/00        16,480        10,219        14,463        11,440

(INCEPTION SEPT 30, '99)


[LOGO] FIRSTHAND-Registered Trademark- FUNDS

TCF HOLDINGS BY SECTOR*
--------------------------------------------------------------------------------

[CHART]

Net Cash                              5.2%
Networking                            3.5%
Software                              1.1%
Communications                       30.5%
Comm Equip                           35.8%
Semiconductors                        4.9%
Services                             14.5%
Photonics                             4.5%

* BASED ON PERCENTAGE OF NET ASSETS AS OF JUNE 30, 2000

building out a fiber optic communications network along the parent's extensive pipeline system. This is not the first time a Williams entity has taken advantage of its miles of pipeline. In 1985, Williams Companies began laying fiber optic cable through its pipelines creating WilTel, which was spun-off to shareholders, then acquired in 1995 by what is now WorldCom. As part of the deal, Williams was barred from re-entering the business until 1998. As soon as it was unshackled, Williams Communication Group was formed and began laying more fiber. Williams Communication does not operate the system, but rather leases capacity to telecommunications companies including SBC. With fiber networks in great demand and Williams Communication Group expanding its system and customer base, we think the company will continue to grow at an attractive rate.

Advanced Fibre Communications, Inc. (AFCI), up 14.53% since we began accumulating it in mid-January (1/13/00), was another of our largest holdings posting good gains. Advanced Fibre manufactures equipment used in extending fiber optic networks directly to telephone subscribers' homes and offices. With all the major telecommunications companies scrambling to offer their customers high-speed broadband services, the extension of fiber optic networks through the "local loop" will be an enormous business. Advanced Fibre should be a major beneficiary.

Finisar Corp. (FNSR), down 70.86% during this reporting period, is one of our larger holdings. We are somewhat bloodied, but remain unbowed. In fact, we believe Finisar has enormous upside potential. Finisar is a manufacturer of components used in fiber optic networks. It specializes in Gigabit Interface Convertors (GBICs), optical multiplexers, and network analyzers for high-speed local communications networks. Fiber optic systems are now the backbone of communications networks. Fiber is in the process of being extended directly to the home. Finisar is providing quality tools to help bring high-speed fiber capacity to Local Area Networks (LANs) and we believe it will make a lot of money doing it.


                                                          Semi-Annual Report  21

THE e-COMMERCE FUND
PERFORMANCE & PORTFOLIO DISCUSSION
--------------------------------------------------------------------------------

The e-Commerce Fund (TEF) declined 2.42% in first half 2000 versus a 2.46% loss for the NASDAQ Composite and an 8.92% advance for the Lipper Science & Technology Fund Index. Blue chip e-commerce equipment manufacturers and software developers such as Oracle, Sun Microsystems, and Cisco Systems performed well. In general, our small e-commerce software holdings including OnDisplay, Allaire Corp., and VeriSign, and our web hosting company investments such as Verio, Globix Corp. and Exodus performed poorly.

We discussed the future of e-commerce in some detail in the President's letter at the beginning of this semi-annual report. To summarize our opinions, e-commerce is the wave of the future. Corporate America is going on-line. We haven't a clue as to which dot-coms will earn a lot of money and which will prove to be a bust. That's why we have chosen not to invest directly in this sector of the e-commerce universe. We are quite confident that quality providers of essential products and services to all the companies going on-line will prosper. So, we are investing in the companies selling materials and tools to the e-commerce miners. This strategy has already served shareholders well. The Fund did not make any progress on what has been a bumpy road for most everything with an e-commerce label, but it missed most of the big potholes that resulted in major break-downs for Internet oriented mutual funds loaded up with the more glamorous and richly priced dot-com stocks.

We believe The e-Commerce Fund is well positioned to take advantage of some exceptional long-term opportunities. Let's start with several e-commerce software holdings. OnDisplay (ONDS) develops information and transaction software for corporate web sites. Its clients include Honda, pharmaceutical giant McKesson, W.W. Grainger, and Travelocity, the leading travel site on the Internet. Art Technology Group (ARTG) provides Java based software for customer relationship management (CRM)


RELATIVE PERFORMANCE:
       TEF VS. MARKET INDICES

TEF

[GRAPH]

                  TEF          DJIA         NASDAQ        S&P 500
 9/30/99       $10,000       $10,000       $10,000       $10,000
10/31/99        10,750        10,385        10,804        10,633
11/30/99        12,090        10,549        12,153        10,849
12/31/99        14,860        11,162        14,828        11,488
 1/30/00        14,310        10,627        14,359        10,911
 2/29/00        17,370         9,856        17,117        10,705
 3/31/00        15,340        10,642        16,668        11,752
 4/30/00        12,330        10,465        14,074        11,398
 5/31/00        11,200        10,280        12,400        11,164
 6/30/00        14,500        10,219        14,453        11,440

(INCEPTION SEPT 30, '99)


[LOGO] FIRSTHAND-Registered Trademark- FUNDS

TEF HOLDINGS BY SECTOR*
--------------------------------------------------------------------------------

Software                      66.4%
Services                      27.5%
Computer                       3.8%
Communications                 2.3%

* BASED ON PERCENTAGE OF NET ASSETS AS OF JUNE 30, 2000

applications for clients such as AT&T, 3M, and Sony. Allaire Corp. (ALLR) produces web site design software used by customers including Siemens, Reebok, and Casio. These companies have four things in common: superior software, blue chip customer bases, exceptional growth potential, and what we believe to be fundamentally attractive stock prices.

We believe our investments in web hosting companies such as Verio (VRIO), Globix Corp. (GBIX) and Exodus (EXDS) will also be rewarding. Virtually every company in America is developing on-line capabilities. Corporate information technology officers have the option of doing it entirely in-house - finding a place for all those servers and enough qualified techies to run them - or outsourcing it to web hosting companies. Many are choosing the second option. Most web hosting companies are not yet profitable, primarily because they are expanding so fast to meet demand. However, strong cash flow growth should turn into strong earnings over the next several years and, in the process, attract a lot of investor attention.

"IBM" are probably the three most famous letters in the technology alphabet. Although IBM (IBM) is hardly a pure-play on e-commerce, we believe earnings growth will accelerate as the company takes full advantage of its unique combination of e-commerce hardware, software, and consulting assets. Big Blue didn't do much for us during this reporting period. However, we believe it will reward us as more investors recognize that e-commerce is reinvigorating this technology giant.


                                                         Semi-Annual Report   23

                                   [GRAPHIC]






[LOGO] FIRSTHAND-Registered Trademark- FUNDS

                              FINANCIAL STATEMENTS
                                (as of 6/30/00)













                                                         Semi-Annual Report  25

PORTFOLIO OF                                               TECHNOLOGY VALUE FUND
INVESTMENTS                                            JUNE 30, 2000 (UNAUDITED)

----------------------------------------------------------------------------------
                          NON-INCOME PRODUCING    %       SHARES           VALUE
----------------------------------------------------------------------------------
COMMON STOCK                                    89.1%              $3,609,045,463
   (Cost $2,997,975,460)                                           --------------

    COMMUNICATIONS                               2.8%                 114,922,787
                                                                   --------------
      AT&T Corp.                                        2,252,400      71,232,150
      NEXTLINK Communications, Inc. - A      *            396,656      15,048,137
      PSINet, Inc.                           *          1,140,000      28,642,500

    COMMUNICATIONS EQUIPMENT                    15.2%                 615,218,881
                                                                   --------------
      ADC Telecommunications, Inc.           *            984,000      82,533,000
      Alcatel SA (2)                                      819,760      54,514,040
      CIENA Corp.                            *            659,000     109,847,063
      Digital Microwave Corp. (1)            *          5,667,000     216,054,375
      Harmonic, Inc.                         *          1,435,400      35,526,150
      Lucent Technologies, Inc.                           350,000      20,737,500
      Osicom Technologies, Inc.              *            136,250      11,530,156
      P-Com, Inc. (1)                        *          7,627,500      43,381,406
      Proxim, Inc.                           *             37,500       3,711,328
      Tekelec, Inc.                          *            775,800      37,383,863

    ELECTRONIC DESIGN AUTOMATION                 0.2%                   8,045,702
                                                                   --------------
      Avant! Corp.                           *            429,462       8,045,702

    MEDICAL                                      3.4%                 136,168,478
                                                                   --------------
      Amgen, Inc.                            *            643,400      45,198,850
      Boston Scientific Corp.                *            146,800       3,220,425
      Guidant Corp.                          *            511,129      25,300,885
      Immunex Corp.                          *            182,000       8,997,625
      Johnson & Johnson                                    15,020       1,530,163
      MedicaLogic/Medscape, Inc.             *            289,900       2,681,575
      Medtronic, Inc.                                     418,906      20,866,755
      Merck & Co., Inc.                                   312,000      23,907,000
      Novoste Corp.                          *             73,200       4,465,200

    NETWORKING EQUIPMENT                         5.9%                 238,739,281
                                                                   --------------
      Brocade Communications Systems, Inc.   *            300,000      55,045,312
      Cabletron Systems, Inc.                *          7,149,800     180,532,450
      Packeteer, Inc.                        *            108,550       3,161,519


(1) Denotes affiliated issuers.
(2) ADR--American Depositary Receipts

                   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


[LOGO] FIRSTHAND-Registered Trademark- FUNDS

PORTFOLIO OF                                               TECHNOLOGY VALUE FUND
INVESTMENTS                                            JUNE 30, 2000 (UNAUDITED)

----------------------------------------------------------------------------------
       (CONTINUED)        NON-INCOME PRODUCING    %       SHARES           VALUE
----------------------------------------------------------------------------------
    PERIPHERALS                                  9.1%             $   366,614,500
                                                                   --------------
      Seagate Technology, Inc.           *              6,483,900     356,614,500
      Western Digital Corp.              *              2,000,000      10,000,000

    PHOTONICS                                    8.7%                 350,756,844
                                                                   --------------
      Corning, Inc.                                     1,210,250     326,616,219
      Methode Electronics, Inc. - A                       625,000      24,140,625

    SEMICONDUCTOR CAPITAL EQUIPMENT  1.4%                              56,280,562
                                                                   --------------
      Applied Science & Technology, Inc.  *                97,500       2,522,812
      Asyst Technologies, Inc.            *               798,000      27,331,500
      Cymer, Inc.                         *               196,000       9,359,000
      Veeco Instruments, Inc.             *               233,000      17,067,250

    SEMICONDUCTORS                              26.6%               1,079,151,679
                                                                   --------------
      Applied Micro Circuits Corp.        *             1,922,000     189,797,500
      Broadcom Corp. - A (3)              *                 9,325       2,041,634
      Celeritek, Inc.                     *               522,200      21,312,288
      EPCOS AG (2)                        *               223,800      22,044,300
      Genesis Microchip, Inc.             *                97,500       1,742,813
      GlobeSpan, Inc.                     *               828,500     101,141,727
      NETsilicon, Inc. (1)                *               603,800      19,774,450
      PMC-Sierra, Inc.                    *             1,495,800     265,784,962
      TranSwitch Corp. (1)                *             2,565,400     198,016,812
      Vitesse Semiconductor Corp.         *             2,705,300     199,008,631
      Zoran Corp. (1)                     *               887,000      58,486,562

    SERVICES                                     3.0%                 122,655,491
                                                                   --------------
      Genuity, Inc. - A                   *             3,456,100      31,644,916
      Globix Corp. (1)                    *             1,907,200      55,904,800
      NaviSite, Inc.                      *               839,600      35,105,775


(1) Denotes affiliated issuers.
(2) ADR--American Depositary Receipts
(3) Restricted security.


                                                         Semi-Annual Report  27

PORTFOLIO OF                                               TECHNOLOGY VALUE FUND
INVESTMENTS                                            JUNE 30, 2000 (UNAUDITED)

----------------------------------------------------------------------------------
       (CONTINUED)        NON-INCOME PRODUCING    %       SHARES           VALUE
----------------------------------------------------------------------------------
    SOFTWARE                                    12.8%              $  520,491,258
                                                                   --------------
      BindView Development Corp.       *                  791,500       9,498,000
      Concord Communications, Inc. (1) *                1,269,000      50,601,375
      i2 Technologies, Inc.            *                   74,000       7,715,656
      Legato Systems, Inc. (1)         *                5,981,000      90,462,625
      Micromuse, Inc.                  *                  599,100      99,141,689
      Pervasive Software, Inc.         *                  331,500       1,864,688
      Visual Networks, Inc. (1)        *                1,428,300      40,706,550
      Wind River Systems, Inc. (1)     *                5,821,800     220,500,675

CASH EQUIVALENTS                                10.8%                 438,087,499
                                                                   --------------
      (Cost $438,087,499)
      American Express Credit Corp. 07/03/2000        160,000,000     159,941,778
      Ford Motor Credit Co. 07/03/2000                 40,000,000      39,986,444
      SSGA Prime Money Market Portfolio                78,045,050      78,045,050
      State Street Bank and Trust Company
      Repurchase Agreement, 3.500% dated
      06/30/2000, to be repurchased at
      $160,160,927 on 07/03/2000,
      collateralized by U.S. Treasury Bills,
      ranging in rates from 5.670% to
      5.980%, and ranging in maturities
      from 08/24/2000 to 05/31/2001;
      combined total par value of
      $171,960,000 (value $163,333,395)               160,114,227     160,114,227

TOTAL INVESTMENT SECURITIES                     99.9%               4,047,132,962
      (Cost $3,436,062,959)

OTHER ASSETS IN EXCESS OF LIABILITIES            0.1%                   4,170,291
                                                                   --------------

NET ASSETS                                     100.0%              $4,051,303,253
                                                                   ==============

(1) Denotes affiliated issuers.

                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


[LOGO] FIRSTHAND-Registered Trademark- FUNDS

PORTFOLIO OF                                             TECHNOLOGY LEADERS FUND
INVESTMENTS                                            JUNE 30, 2000 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
                          NON-INCOME PRODUCING    %       SHARES    VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCK                                    93.3%                $813,129,974
      (Cost $594,854,023)                                            ------------

    COMMUNICATIONS                               3.7%                  32,415,625
                                                                     ------------
      AT&T Corp.                                        1,025,000      32,415,625

    COMMUNICATIONS EQUIPMENT                    16.7%                 145,678,906
                                                                     ------------
      Lucent Technologies, Inc.                           467,000      27,669,750
      Nokia Corp. (1)                                     400,000      19,975,000
      QUALCOMM, Inc.                   *                  428,400      25,704,000
      Scientific-Atlanta, Inc.                            580,000      43,210,000
      Tellabs, Inc.                    *                  425,500      29,120,156

    COMPUTERS                                    8.0%                  69,408,125
                                                                     ------------
      Hewlett-Packard Co.                                  83,000      10,364,625
      International Business Machines Corp.               182,000      19,940,375
      Sun Microsystems, Inc.           *                  430,000      39,103,125

    INTERNET                                     1.4%                  12,660,000
                                                                     ------------
      America Online, Inc.             *                  240,000      12,660,000

    NETWORKING EQUIPMENT                         3.9%                  34,323,750
                                                                     ------------
      Cisco Systems, Inc.              *                  540,000      34,323,750

    OTHER ELECTRONICS                            1.5%                  12,667,005
                                                                     ------------
      Agilent Technologies, Inc.       *                  171,756      12,667,005

    PERIPHERALS                                  1.8%                  15,387,500
                                                                     ------------
      EMC Corp.                        *                  200,000      15,387,500

    PHOTONICS                                    9.4%                  81,772,125
                                                                     ------------
      Corning, Inc.                                       303,000      81,772,125

    SEMICONDUCTOR CAPITAL EQUIPMENT              8.0%                  69,959,125
                                                                     ------------
      Applied Materials, Inc.          *                  265,000      24,015,625
      KLA-Tencor Corp.                 *                  408,000      23,893,500
      Teradyne, Inc.                   *                  300,000      22,050,000


(1) ADR--American Depositary Receipt

                                                         Semi-Annual Report  29

PORTFOLIO OF                                            TECHNOLOGY LEADERS FUND
INVESTMENTS                                           JUNE 30, 2000 (UNAUDITED)

---------------------------------------------------------------------------------
    (CONTINUED)           NON-INCOME PRODUCING    %       SHARES        VALUE
---------------------------------------------------------------------------------
    SEMICONDUCTORS                              25.7%              $  223,836,312
                                                                   --------------
      Altera Corp.                     *                  220,000      22,426,250
      Amkor Technology, Inc.           *                  700,000      24,718,750
      Conexant Systems, Inc.           *                  155,000       7,536,875
      Intel Corp.                                         127,705      17,072,562
      PMC-Sierra, Inc.                 *                  260,000      46,198,750
      Texas Instruments, Inc.                             229,000      15,729,438
      Vitesse Semiconductor Corp.      *                  872,000      64,146,500
      Xilinx, Inc.                     *                  315,000      26,007,187

    SOFTWARE                                    13.2%                 115,021,501
                                                                   --------------
      Microsoft Corp.                  *                  133,500      10,680,000
      Oracle Corp.                     *                  585,000      49,176,563
      Wind River Systems, Inc.         *                1,456,500      55,164,938

CASH EQUIVALENTS                                 6.2%                  53,952,460
                                                                   --------------
      (Cost $53,952,460)
      SSGA Prime Money Market Portfolio                34,382,188      34,382,188
      State Street Bank and Trust Company
      Repurchase Agreement, 3.500% dated
      06/30/2000, to be repurchased at
      $19,575,980 on 07/03/2000,
      collateralized by $21,080,000 U.S.
      Treasury Bill, 5.980% maturing
      05/31/2001 (value $19,962,760)                   19,570,272      19,570,272

TOTAL INVESTMENT SECURITIES                     99.5%                 867,082,434
      (Cost $648,806,483)


OTHER ASSETS IN EXCESS OF LIABILITIES            0.5%                   4,502,407
                                                                   --------------


NET ASSETS                                     100.0%              $  871,584,841
                                                                   ==============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

[LOGO] FIRSTHAND-Registered Trademark- FUNDS

PORTFOLIO OF                                          TECHNOLOGY INNOVATORS FUND
INVESTMENTS                                            JUNE 30, 2000 (UNAUDITED)

---------------------------------------------------------------------------------------
                              NON-INCOME PRODUCING    %         SHARES        VALUE
---------------------------------------------------------------------------------------
COMMON STOCK                                        97.2%                $  839,501,205
                                                                         --------------
      (Cost $586,245,379)

    COMMUNICATIONS EQUIPMENT                        32.5%                   280,523,811
                                                                         --------------
      Adaptive Broadband Corp.               *                  130,000       4,777,500
      Advanced Fibre Communications, Inc.    *                  180,000       8,156,250
      Airnet Communications Corp.            *                  125,000       3,265,625
      CIENA Corp.                            *                  279,500      46,589,156
      Digital Microwave Corp.                *                1,336,000      50,935,000
      Harmonic, Inc.                         *                  231,500       5,729,625
      NHC Communications, Inc.               *                  308,400       2,406,770
      ONI Systems Corp.                      *                    5,000         586,016
      Osicom Technologies, Inc. (1)          *                  914,750      77,410,719
      P-Com, Inc.                            *                1,222,500       6,952,969
      SpectraLink Corp.                      *                  599,950       8,774,269
      Tekelec, Inc.                          *                  891,200      42,944,700
      Teledyne Technologies, Inc.            *                1,232,550      20,645,212
      Vyyo, Inc.                             *                   50,000       1,350,000

    NETWORKING EQUIPMENT                             2.3%                    19,621,906
                                                                         --------------
      Cobalt Networks, Inc.                  *                      500          28,938
      Extreme Networks                       *                    1,000         105,500
      F5 Networks, Inc.                      *                   35,000       1,909,687
      Juniper Networks, Inc.                 *                  103,000      14,992,937
      Packeteer, Inc.                        *                   88,750       2,584,844

    OTHER ELECTRONICS                                4.4%                    38,194,350
                                                                         --------------
      Cree Research, Inc.                    *                  286,100      38,194,350

    PERIPHERALS                                      0.0%                        45,125
                                                                         --------------
      StorageNetworks, Inc.                  *                      500          45,125

    PHOTONICS                                        5.2%                    45,385,347
                                                                         --------------
      Bookham Technology PLC (2)             *                   26,000       1,540,500
      Cielo Communications, Inc. (3)         *                  842,857       1,475,000
      Exfo Electro-Optical Engineering, Inc. *                   17,000         745,875
      Finisar Corp.                          *                1,505,450      39,423,972
      Micro Photonix Integration Corp. (3)   *                  348,360       2,200,000

(1) Denotes affiliated issuer.
(2) ADR--American Depositary Receipts
(3) Restricted security.

                                                          Semi-Annual Report  31

PORTFOLIO OF                                          TECHNOLOGY INNOVATORS FUND
INVESTMENTS                                            JUNE 30, 2000 (UNAUDITED)

---------------------------------------------------------------------------------------
    (CONTINUED)               NON-INCOME PRODUCING    %         SHARES        VALUE
---------------------------------------------------------------------------------------
    SEMICONDUCTOR CAPITAL EQUIPMENT                  0.3%                $    2,231,875
                                                                         --------------
      Cymer, Inc.                            *                   15,000         716,250
      Rudolph Technologies, Inc.             *                   35,000       1,356,250
      Silicon Laboratories, Inc.             *                    3,000         159,375

    SEMICONDUCTORS                                  27.0%                   233,214,047
                                                                         --------------
      American Xtal Technology, Inc.         *                  240,000      10,380,000
      Genesis Microchip, Inc. (1)            *                1,250,200      22,347,325
      GlobeSpan, Inc. (2)                    *                  405,462      49,498,066
      Kopin Corp.                            *                  125,000       8,656,250
      NETsilicon, Inc. (1)                   *                  600,000      19,650,000
      Sage, Inc.                             *                  287,500       3,719,531
      Silicon Image, Inc.                    *                  273,400      13,635,825
      TranSwitch Corp.                       *                  540,000      41,681,250
      V3 Semiconductors, Inc.                *                   49,200         873,300
      Zoran Corp. (1)                        *                  952,000      62,772,500

    SERVICES                                         9.3%                    80,560,256
                                                                         --------------
      Aether Systems, Inc.                   *                   84,350      17,291,750
      Exodus Communications, Inc.            *                  204,800       9,433,600
      Globix Corp.                           *                  699,000      20,489,437
      NaviSite, Inc.                         *                  797,500      33,345,469

    SOFTWARE                                        16.2%                   139,724,488
                                                                         --------------
      Allaire Corp.                          *                  100,000       3,675,000
      BindView Development Corp.             *                  589,500       7,074,000
      Calico Commerce, Inc.                  *                  160,000       2,600,000
      Check Point Software Technologies, Ltd.*                   26,000       5,505,500
      Concord Communications, Inc.           *                  584,500      23,306,937
      Internet Pictures Corp.                *                  250,000       3,781,250
      Intraware, Inc.                        *                   15,000         240,938
      Legato Systems, Inc.                   *                  471,400       7,129,925
      Loudeye Technologies, Inc.             *                  105,000       1,830,938
      Macromedia, Inc.                       *                  160,000      15,470,000
      Nuance Communications, Inc.            *                  181,000      15,079,562
      Numerical Technologies, Inc.           *                  530,000      25,771,250
      Pervasive Software, Inc.               *                  428,500       2,410,313
      VeriSign, Inc.                         *                  110,000      19,415,000
      Visual Networks, Inc.                  *                  225,750       6,433,875

(1) Denotes affiliated issuer.
(2) Restricted security.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

[LOGO] FIRSTHAND-Registered Trademark- FUNDS

PORTFOLIO OF                                        TECHNOLOGY INNOVATORS FUND
INVESTMENTS                                            JUNE 30, 2000 (UNAUDITED)

---------------------------------------------------------------------------------------
    (CONTINUED)               NON-INCOME PRODUCING    %         SHARES        VALUE
---------------------------------------------------------------------------------------
CASH EQUIVALENTS                                     2.0%                $   17,264,756
                                                                         --------------
      (Cost $17,264,756)
      SSGA Prime Money Market Portfolio                      17,264,756      17,264,756

TOTAL INVESTMENT SECURITIES                         99.2%                   856,765,961
      (Cost $603,510,135)

OTHER ASSETS IN EXCESS OF LIABILITIES                0.8%                     6,900,991
                                                                         --------------

NET ASSETS                                         100.0%                $  863,666,952
                                                                         ==============


                                                          Semi-Annual Report  33

PORTFOLIO OF                                             THE COMMUNICATIONS FUND
INVESTMENTS                                            JUNE 30, 2000 (UNAUDITED)

------------------------------------------------------------------------------------------
                               NON-INCOME PRODUCING      %        SHARES        VALUE
------------------------------------------------------------------------------------------

COMMON STOCK                                           94.8%                $  596,372,154
                                                                            --------------
      (Cost $612,789,347)

    COMMUNICATIONS                                     30.5%                   192,078,062
                                                                            --------------
      360networks, Inc.                         *                2,080,400      31,726,100
      Covad Communications Co.                  *                  219,700       3,542,662
      Global Crossing, Ltd.                     *                  470,000      12,366,875
      Inet Technologies, Inc.                   *                  180,000       9,765,000
      Intermedia Communications, Inc.           *                  200,000       5,950,000
      Level 3 Communications, Inc.              *                  304,600      26,804,800
      Metromedia Fiber Network, Inc. - A        *                  231,200       9,175,750
      PSINet, Inc.                              *                  200,000       5,025,000
      Qwest Communications International, Inc.  *                  400,000      19,875,000
      RCN Corp.                                 *                  160,000       4,060,000
      Teligent, Inc. - A                        *                  426,000      10,064,250
      VoiceStream Wireless Corp.                *                  200,000      23,259,375
      Williams Communications, Inc.             *                  528,000      17,523,000
      Winstar Communications, Inc.              *                  382,000      12,940,250


    COMMUNICATIONS EQUIPMENT                           35.8%                   225,152,192
                                                                            --------------
      Adaptive Broadband Corp.                  *                  254,000       9,334,500
      Advanced Fibre Communications, Inc.       *                  500,000      22,656,250
      Airnet Communications Corp.               *                  125,000       3,265,625
      BreezeCOM, Ltd.                           *                   49,500       2,153,250
      CIENA Corp.                               *                  145,000      24,169,687
      Digital Microwave Corp.                   *                  634,600      24,194,125
      Harmonic, Inc.                            *                  100,000       2,475,000
      NewFocus, Inc.                            *                   30,000       2,463,750
      NHC Communications, Inc.                  *                  141,600       1,105,054
      Nortel Networks Corp.                                         40,000       2,730,000
      ONI Systems Corp.                         *                    5,000         586,016
      Osicom Technologies, Inc.                 *                  526,500      44,555,062
      P-Com, Inc.                               *                1,904,000      10,829,000
      Proxim, Inc.                              *                   37,500       3,711,328
      QUALCOMM, Inc.                            *                  202,500      12,150,000
      SpectraLink Corp.                         *                  500,050       7,313,231
      Tekelec, Inc.                             *                  200,000       9,637,500
      Teledyne Technologies, Inc.               *                1,007,250      16,871,438
      Tellabs, Inc.                             *                  225,000      15,398,438
      UTStarcom, Inc.                           *                  314,500       9,552,938


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

[LOGO] FIRSTHAND-Registered Trademark- FUNDS

PORTFOLIO OF                                            THE COMMUNICATIONS FUND
INVESTMENTS                                           JUNE 30, 2000 (UNAUDITED)

---------------------------------------------------------------------------------------
    (CONTINUED)               NON-INCOME PRODUCING    %         SHARES        VALUE
---------------------------------------------------------------------------------------
    COMPUTERS                                       0.0%                 $      200,250
                                                                         --------------
      Palm, Inc.                           *                   6,000            200,250

    NETWORKING EQUIPMENT                            3.5%                     22,262,125
                                                                         --------------
      Brocade Communications Systems, Inc. *                  40,000          7,339,375
      Cabletron Systems, Inc.              *                 591,000         14,922,750

    PHOTONICS                                       4.5%                     28,492,813

      Avanex Corp.                         *                   1,500            143,250
      Bookham Technology PLC (1)           *                  26,000          1,540,500
      Finisar Corp.                        *                 955,000         25,009,063
      Micro Photonix Integration Corp. (2) *                 285,022          1,800,000

    SEMICONDUCTORS                                  4.9%                     30,569,225
                                                                         --------------
      NETsilicon, Inc.                     *                  57,400          1,879,850
      Vitesse Semiconductor Corp.          *                 390,000         28,689,375


    SERVICES                                       14.5%                     91,052,987
                                                                         --------------
      Aether Systems, Inc.                 *                  83,550         17,127,750
      Exodus Communications, Inc.          *                 200,000          9,212,500
      Genuity, Inc. - A                    *                 543,900          4,980,085
      Globix Corp.                         *                 944,500         27,685,656
      Interliant, Inc.                     *                 695,600         16,216,175
      NaviSite, Inc.                       *                 242,400         10,135,350
      Verio, Inc.                          *                 102,650          5,695,471


    SOFTWARE                                        1.1%                      6,564,500
                                                                         --------------
      Caldera Systems, Inc.                *                  10,000            130,625
      Visual Networks, Inc.                *                 225,750          6,433,875

CASH EQUIVALENTS                                    5.6%                     35,424,490
                                                                         --------------
      (Cost $35,424,490)
      SSGA Prime Money Market Portfolio                   25,001,322         25,001,322
      State Street Bank and Trust Company
      Repurchase Agreement, 3.500% dated
      06/30/2000, to be repurchased at
      $10,426,208 on 07/03/2000,
      collateralized by $11,230,000 U.S.
      Treasury Bill, 5.980% maturing
      05/31/2001 (value $10,634,810)                      10,423,168         10,423,168

(1) ADR--American Depositary Receipts
(2) Restricted security.


                                                           Semi-Annual Report 35

PORTFOLIO OF                                            THE COMMUNICATIONS FUND
INVESTMENTS                                           JUNE 30, 2000 (UNAUDITED)

---------------------------------------------------------------------------------------
    (CONTINUED)               NON-INCOME PRODUCING    %         SHARES        VALUE
---------------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES                       100.4%                 $  631,796,644
      (Cost $648,213,837)

LIABILITIES IN EXCESS OF OTHER ASSETS             (0.4)%                     (2,418,912)
                                                                         --------------
NET ASSETS                                        100.0%                 $  629,377,732
                                                                         ==============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

[LOGO] FIRSTHAND-Registered Trademark- FUNDS

PORTFOLIO OF                                                THE e-COMMERCE FUND
INVESTMENTS                                           JUNE 30, 2000 (UNAUDITED)

---------------------------------------------------------------------------------------
                              NON-INCOME PRODUCING    %         SHARES        VALUE
---------------------------------------------------------------------------------------
COMMON STOCK                                      100.0%                 $  613,241,746
      (Cost $615,612,047)                                                --------------

    COMMUNICATIONS                                  2.3%                     14,070,000
                                                                         --------------
      PSINet, Inc.                         *                 560,000         14,070,000

    COMPUTERS                                       3.8%                     23,501,250
                                                                         --------------
      International Business Machines Corp.                   90,000          9,860,625
      Sun Microsystems, Inc.               *                 150,000         13,640,625

    SERVICES                                       27.5%                    168,702,429
                                                                         --------------
      Cysive, Inc.                         *                 334,400          7,983,800
      Digex, Inc. - A                      *                 270,400         18,370,300
      ePlus, Inc. (1)                      *                 726,100         19,196,269
      Exodus Communications, Inc.          *                 440,000         20,267,500
      Globix Corp.                         *               1,011,000         29,634,937
      Interliant, Inc.                     *                 959,800         22,375,337
      marchFIRST, Inc.                     *                 190,300          3,472,975
      NaviSite, Inc.                       *                 259,000         10,829,438
      Sapient Corp.                        *                 100,000         10,693,750
      Scient Corp.                         *                 200,000          8,825,000
      Verio, Inc.                          *                 307,350         17,053,123

    SOFTWARE                                       66.4%                    406,968,067
                                                                         --------------
      Accrue Software, Inc.                *                 360,000         12,780,000
      Allaire Corp.                        *                 350,000         12,862,500
      Art Technology Group, Inc.           *                 612,000         61,773,750
      BEA Systems, Inc.                    *                 600,000         29,662,500
      BindView Development Corp.           *                 626,000          7,512,000
      Bluestone Software, Inc.             *                 419,600         10,778,475
      CacheFlow, Inc.                      *                   1,000             61,563
      Caldera Systems, Inc.                *                 210,000          2,743,125
      Calico Commerce, Inc.                *                 501,000          8,141,250
      Chordiant Software, Inc.             *                   8,000            133,000
      Delano Technology Corp.              *                 230,000          2,788,750
      eGain Communications Corp.           *                 351,000          4,255,875
      FirePond, Inc.                       *                 170,000          6,120,000
      iManage, Inc.                        *                 124,000          1,232,250
      Integrated Information Systems, Inc. *                  11,000             90,063
      InterWorld Corp.                     *                 120,000          2,460,000


(1) Denotes affiliated issuer.


                                                           Semi-Annual Report 37

PORTFOLIO OF                                                THE e-COMMERCE FUND
INVESTMENTS                                           JUNE 30, 2000 (UNAUDITED)

---------------------------------------------------------------------------------------
    (CONTINUED)               NON-INCOME PRODUCING    %       SHARES         VALUE
---------------------------------------------------------------------------------------
    SOFTWARE (cont.)
      Interwoven, Inc.                     *                 152,400     $   16,761,619
      Intraware, Inc.                      *                  50,000            803,125
      Kana Communications, Inc.            *                 236,750         14,648,906
      Macromedia, Inc.                     *                 626,300         60,555,381
      OnDisplay, Inc.                      *                 350,000         28,503,125
      Oracle Corp.                         *                 220,000         18,493,750
      Pervasive Software, Inc. (1)         *               1,417,500          7,973,437
      PrimeResponse, Inc.                  *                  10,000             68,750
      Software.com, Inc.                   *                 100,000         12,987,500
      VeriSign, Inc.                       *                 240,300         42,412,950
      Vignette Corp.                       *                 241,500         12,561,773
      webMethods, Inc.                     *                  52,000          8,173,750
      Websense, Inc.                       *                 780,700         19,615,087
      Xpedior, Inc.                        *                   1,000             13,813

TOTAL INVESTMENT SECURITIES                       100.0%                    613,241,746
      (Cost $615,612,047)


OTHER ASSETS IN EXCESS OF LIABILITIES               0.0%                        106,295
                                                                         --------------

NET ASSETS                                        100.0%                 $  613,348,041
                                                                         ==============


(1) Denotes affiliated issuer.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

[LOGO] FIRSTHAND-Registered Trademark- FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

                                                       JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------
                                        TECHNOLOGY        TECHNOLOGY      TECHNOLOGY         THE              THE
                                          VALUE            LEADERS        INNOVATORS    COMMUNICATIONS    e-COMMERCE
                                           FUND              FUND            FUND           FUND             FUND
==========================================================================================================================
ASSETS
Investment securities:
   At acquisition cost              $  3,436,062,959   $  648,806,483   $  603,510,135  $  648,213,837  $  615,612,047
                                    ======================================================================================
   At market value (Note 2)         $  4,047,132,962   $  867,082,434   $  856,765,961  $  631,796,644  $  613,241,746
Cash                                              --            6,903          392,698       3,520,771              --
Receivable for capital shares sold        29,180,276        7,612,331       18,142,336         976,167       1,840,673
Receivable for securities sold            16,324,618               --        1,206,978       1,201,311              --
Receivable from custodian
   (Note 3)                               14,051,309               --               --              --              --
Dividends and interest receivable          1,188,414          400,088          156,238         102,764             340
                                    --------------------------------------------------------------------------------------
   TOTAL ASSETS                        4,107,877,579      875,101,756      876,664,211     637,597,657     615,082,759
                                    --------------------------------------------------------------------------------------

LIABILITIES
Payable for capital
   shares redeemed                        15,180,940        1,800,543        1,216,353       1,593,437         693,593
Payable for securities purchased          35,527,100          399,688       10,574,237       5,632,275              --
Payable to affiliates (Note 4)             5,866,286        1,316,684        1,206,669         994,213         911,861
Payable to custodian                              --               --               --              --         129,264
                                    --------------------------------------------------------------------------------------
   TOTAL LIABILITIES                      56,574,326        3,516,915       12,997,259       8,219,925       1,734,718
                                    --------------------------------------------------------------------------------------

NET ASSETS                          $  4,051,303,253   $  871,584,841   $  863,666,952  $  629,377,732  $  613,348,041
                                    ======================================================================================

Net assets consist of:
   Paid-in-capital                     3,289,824,381      650,221,575      556,643,079     646,699,195     610,861,452
   Accumulated net
      investment loss                    (16,955,558)      (4,413,341)      (6,088,154)     (3,467,156)     (2,966,130)
   Accumulated net realized gains
      from security transactions         167,364,427        7,500,656       59,856,201       2,562,886       7,823,020
   Net unrealized appreciation
      (depreciation) on
      investments                        611,070,003      218,275,951      253,255,826     (16,417,193)     (2,370,301)
                                    --------------------------------------------------------------------------------------

NET ASSETS                          $  4,051,303,253   $  871,584,841   $  863,666,952  $  629,377,732  $  613,348,041
                                    ======================================================================================

Shares of beneficial interest
   outstanding (unlimited
   number of shares authorized,
   no par value)                          35,414,322       16,308,985       13,868,882      38,188,450      42,294,450
Net asset value, redemption price   ======================================================================================
   and offering price per share
   (Note 2)                         $         114.40   $        53.44   $        62.27  $        16.48  $        14.50
                                    ======================================================================================

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                                                           Semi-Annual Report 39

STATEMENTS OF OPERATIONS
                              FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------
                                        TECHNOLOGY        TECHNOLOGY      TECHNOLOGY         THE              THE
                                          VALUE            LEADERS        INNOVATORS    COMMUNICATIONS    e-COMMERCE
                                           FUND              FUND            FUND           FUND             FUND
==========================================================================================================================
INVESTMENT INCOME
   Interest                         $      9,808,732   $    1,302,162   $    1,870,992  $    1,809,804  $    1,913,938
   Dividends                               2,343,307          727,407              220         305,807          32,100
                                    --------------------------------------------------------------------------------------
      TOTAL INVESTMENT
         INCOME                           12,152,039        2,029,569        1,871,212       2,115,611       1,946,038
                                    --------------------------------------------------------------------------------------
EXPENSES
   Investment advisory
      fees (Note 4)                       23,904,104        5,085,627        6,322,316       4,394,833       3,860,553
   Administrative fees (Note 4)            5,203,493        1,357,283        1,637,050       1,187,934       1,066,225
                                    --------------------------------------------------------------------------------------
      TOTAL EXPENSES                      29,107,597        6,442,910        7,959,366       5,582,767       4,926,778
                                    --------------------------------------------------------------------------------------
NET INVESTMENT LOSS                      (16,955,558)      (4,413,341)      (6,088,154)     (3,467,156)     (2,980,740)
                                    --------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
   GAINS (LOSSES) ON
   INVESTMENTS
   Net realized gains from
      security transactions              170,170,165        7,496,977       58,789,070       2,562,886       7,723,587
   Net change in unrealized
      appreciation
      (depreciation)
      on investments                     113,380,409       68,152,086       70,526,655     (49,112,731)    (53,984,736)
                                    --------------------------------------------------------------------------------------

NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS               283,550,574       75,649,063      129,315,725     (46,549,845)    (46,261,149)
                                    --------------------------------------------------------------------------------------

NET INCREASE (DECREASE)
   IN NET ASSETS FROM
   OPERATIONS                       $    266,595,016   $   71,235,722   $  123,227,571  $  (50,017,001) $  (49,241,889)
                                    ======================================================================================

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


[LOGO] FIRST HAND-Registered Trademark- FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE PERIODS ENDED JUNE 30, 2000 AND DECEMBER 31, 1999

---------------------------------------------------------------------------------------------------------------------------
                                                            TECHNOLOGY VALUE FUND          TECHNOLOGY LEADERS FUND
                                                            ---------------------          -----------------------
                                                         Six Months          Year          Six Months       Year
                                                           Ended             Ended           Ended          Ended
                                                          6/30/00          12/31/99         6/30/00       12/31/99
                                                        (unaudited)                       (unaudited)
===========================================================================================================================
FROM OPERATIONS
   Net investment loss                               $   (16,955,558)  $    (5,295,182)  $  (4,413,341) $   (1,505,118)
   Net realized gains from security transactions         170,170,165        41,940,680       7,496,977       3,962,276
   Net change in unrealized
      appreciation on investments                        113,380,409       493,368,505      68,152,086     139,007,139
                                                     ----------------------------------------------------------------------
Net increase in net assets from operations               266,595,016       530,014,003      71,235,722     141,464,297
                                                     ----------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net realized gains                                        --       (34,321,277)             --      (3,159,208)
   In excess of net realized gains                                --          (956,985)             --              --
                                                     ----------------------------------------------------------------------
   Decrease in net assets from distributions
      to shareholders                                             --       (35,278,262)             --      (3,159,208)
                                                     ----------------------------------------------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                           4,246,232,221     1,269,166,926     825,683,962     366,724,426
   Net asset value of shares issued in
      reinvestment of distributions to shareholders               --        33,194,946              --       2,977,658
   Payments for shares redeemed                       (1,817,143,216)     (619,609,478)   (420,923,515)   (155,253,222)
                                                     ----------------------------------------------------------------------
Net increase in net assets from capital share
   transactions                                        2,429,089,005       682,752,394     404,760,447     214,448,862
                                                     ----------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                           2,695,684,021     1,177,488,135     475,996,169     352,753,951

NET ASSETS
   Beginning of period                                 1,355,619,232       178,131,097     395,588,672      42,834,721
                                                     ----------------------------------------------------------------------
   End of period                                     $ 4,051,303,253   $ 1,355,619,232   $ 871,584,841  $  395,588,672
                                                     ======================================================================
ACCUMULATED NET INVESTMENT LOSSES                    $   (16,955,558)  $            --   $  (4,413,341) $           --
                                                     ======================================================================
CAPITAL SHARE ACTIVITY
   Shares sold                                            36,502,448        20,384,168      15,656,387      11,728,243
   Shares issued in reinvestment of
      distributions to shareholders                               --           417,809              --          83,240
   Shares redeemed                                       (16,064,608)      (11,350,482)     (8,200,856)     (5,345,391)
                                                     ----------------------------------------------------------------------
   Net increase in shares outstanding                     20,437,840         9,451,495       7,455,531       6,466,092
   Shares outstanding, beginning of period                14,976,482         5,524,987       8,853,454       2,387,362
                                                     ----------------------------------------------------------------------
   Shares outstanding, end of period                      35,414,322        14,976,482      16,308,985       8,853,454
                                                     ======================================================================

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                                                           Semi-Annual Report 41

                       FOR THE PERIODS ENDED JUNE 30, 2000 AND DECEMBER 31, 1999

---------------------------------------------------------------------------------------------------------------------------
                                                         TECHNOLOGY INNOVATORS FUND       THE COMMUNICATIONS FUND
                                                         --------------------------       ------------------------
                                                         Six Months          Year          Six Months      Period
                                                           Ended             Ended           Ended          Ended
                                                          6/30/00          12/31/99         6/30/00       12/31/99(A)
                                                        (unaudited)                       (unaudited)
===========================================================================================================================
FROM OPERATIONS
   Net investment loss                               $    (6,088,154)  $      (690,417)  $  (3,467,156) $      (52,049)
   Net realized gains from security transactions          58,789,070         7,882,318       2,562,886          49,150
   Net change in unrealized appreciation
      (depreciation) on investments                       70,526,655       181,766,125     (49,112,731)     32,695,538
                                                     ----------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                                       123,227,571       188,958,026     (50,017,001)     32,692,639
                                                     ----------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net realized gains                                        --        (6,269,227)             --              --
   In excess of net realized gains                                --                --              --              --
                                                     ----------------------------------------------------------------------
   Decrease in net assets from distributions
      to shareholders                                             --        (6,269,227)             --              --
                                                     ----------------------------------------------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                             561,115,341       637,596,098     811,372,050     158,460,884
   Net asset value of shares issued in reinvestment
      of distributions to shareholders                            --         5,909,870              --              --
   Payments for shares redeemed                         (424,611,978)     (228,747,848)   (314,132,661)     (8,998,179)
                                                     ----------------------------------------------------------------------
Net increase in net assets from capital
   share transactions                                    136,503,363       414,758,120     497,239,389     149,462,705
                                                     ----------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                             259,730,934       597,446,919     447,222,388     182,155,344

NET ASSETS
   Beginning of period                                   603,936,018         6,489,099     182,155,344              --
                                                     ----------------------------------------------------------------------
   End of period                                     $   863,666,952   $   603,936,018   $ 629,377,732  $  182,155,344
                                                     ======================================================================
ACCUMULATED NET INVESTMENT LOSSES                    $    (6,088,154)  $            --   $  (3,467,156) $           --
                                                     ======================================================================
CAPITAL SHARE ACTIVITY
   Shares sold                                             8,831,252        18,978,792      42,752,119      13,146,370
   Shares issued in reinvestment of
      distributions to shareholders                               --           134,657              --              --
   Shares redeemed                                        (7,198,536)       (7,282,584)    (16,999,857)       (710,182)
                                                     ----------------------------------------------------------------------
   Net increase in shares outstanding                      1,632,716        11,830,865      25,752,262      12,436,188
   Shares outstanding, beginning of period                12,236,166           405,301      12,436,188              --
                                                     ----------------------------------------------------------------------
   Shares outstanding, end of period                      13,868,882        12,236,166      38,188,450      12,436,188
                                                     ======================================================================

(A) Represents the period from the commencement of operations (September 30, 1999) through December 31, 1999.


                   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

[LOGO] FIRST HAND-Registered Trademark- FUNDS

                       FOR THE PERIODS ENDED JUNE 30, 2000 AND DECEMBER 31, 1999

                                                                                            THE e-COMMERCE FUND
                                                                                            -------------------
                                                                                          Six Months       Period
                                                                                             Ended         Ended
                                                                                            6/30/00      12/31/99 (A)
                                                                                          (Unaudited)
========================================================================================================================
FROM OPERATIONS
   Net investment income (loss)                                                          $  (2,980,740) $       14,610
   Net realized gains from security transactions                                             7,723,587          99,433
   Net change in unrealized appreciation (depreciation) on investments                     (53,984,736)     51,614,435
                                                                                         -----------------------------
Net increase (decrease) in net assets from operations                                      (49,241,889)     51,728,478
                                                                                         -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net realized gains                                                                          --              --
   In excess of net realized gains                                                                  --              --
                                                                                         -----------------------------
   Decrease in net assets from distributions to shareholders                                        --              --
                                                                                         -----------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                               560,184,387     259,447,141
   Net asset value of shares issued in reinvestment of distributions to shareholders                --              --
   Payments for shares redeemed                                                           (196,280,015)    (12,490,061)
                                                                                         -----------------------------
Net increase in net assets from capital share transactions                                 363,904,372     246,957,080
                                                                                         -----------------------------
TOTAL INCREASE IN NET ASSETS                                                               314,662,483     298,685,558

NET ASSETS
   Beginning of period                                                                     298,685,558              --
                                                                                         -----------------------------
   End of period                                                                         $ 613,348,041  $  298,685,558
                                                                                         =============================
ACCUMULATED NET INVESTMENT INCOME (LOSSES)                                               $  (2,966,130) $       14,610
                                                                                         =============================
CAPITAL SHARE ACTIVITY
   Shares sold                                                                              36,086,323      21,095,022
   Shares issued in reinvestment of distributions to shareholders                                   --              --
   Shares redeemed                                                                         (13,886,281)     (1,000,614)
                                                                                         -----------------------------
   Net increase in shares outstanding                                                       22,200,042      20,094,408
   Shares outstanding, beginning of period                                                  20,094,408              --
                                                                                         -----------------------------
   Shares outstanding, end of period                                                        42,294,450      20,094,408
                                                                                         =============================

(A) Represents the period from the commencement of operations (September 30, 1999) through December 31, 1999.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                                                           Semi-Annual Report 43

FINANCIAL HIGHLIGHTS - TECHNOLOGY VALUE FUND

     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


---------------------------------------------------------------------------------------------------------------------------------
                                                   Six Months          Year         Year       Year         Year        Year
                                                     Ended             Ended        Ended      Ended        Ended       Ended
                                                    6/30/00          12/31/99     12/31/98    12/31/97     12/31/96    12/31/95
                                                  (Unaudited)
=================================================================================================================================
Net asset value at beginning of period           $    90.52       $    32.24    $   26.06    $   26.66    $  18.44    $  11.70
                                                 --------------------------------------------------------------------------------

Income from investment operations
    Net investment loss                              (0.48)           (0.35)       (0.59)       (0.26)      (0.08)      (0.14)
    Net realized and unrealized gains
      on investments                                  24.36            61.36         6.77         1.90       11.20        7.28
                                                 --------------------------------------------------------------------------------
Total from investment operations                      23.88            61.01         6.18         1.64       11.12        7.14
                                                 --------------------------------------------------------------------------------

Less distributions
    Distributions from net investment income            --               --           --            --         --          --
    Distributions from net realized gains               --            (2.71)          --        (1.80)      (2.90)      (0.40)
    Distributions in excess of net
      realized gains                                    --            (0.02)          --        (0.44)         --          --
                                                 --------------------------------------------------------------------------------
Total distributions                                     --            (2.73)          --        (2.24)      (2.90)      (0.40)
                                                 --------------------------------------------------------------------------------

Net asset value at end of period                 $   114.40       $    90.52    $   32.24    $   26.06    $  26.66    $  18.44
                                                 ================================================================================

Total return                                      26.38%(A)          190.40%       23.71%        6.46%      60.55%      61.17%
                                                 ================================================================================

Net assets at end of period (millions)            $ 4,051.3        $ 1,355.6     $  178.1     $  194.4     $  35.1     $   2.7
                                                 ================================================================================

Ratio of expenses to average net assets            1.83%(B)            1.91%        1.95%        1.93%       1.81%       1.98%

Ratio of net investment loss to average
    net assets                                   (1.07%)(B)          (1.27%)      (1.80%)      (1.43%)     (0.55%)     (1.45%)

Portfolio turnover rate                                 38%              41%         126%         101%         43%         45%


(A) Not annualized.
(B) Annualized.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


[LOGO] FIRSTHAND-Registered Trademark- FUNDS

FINANCIAL HIGHLIGHTS - TECHNOLOGY LEADERS FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH
PERIOD





----------------------------------------------------------------------------------------------------------------------------------
                                                                Six Months         Year            Year              Period
                                                                  Ended            Ended           Ended             Ended
                                                                 6/30/00          12/31/99       12/31/98           12/31/97 (A)
                                                               (Unaudited)
==================================================================================================================================
Net asset value at beginning of period                        $    44.68        $    17.94       $    10.07        $   10.00
                                                             ---------------------------------------------------------------------

Income from investment operations
    Net investment income (loss)                                  (0.27)            (0.17)           (0.09)             0.01
    Net realized and unrealized gains on investments                9.03             27.40             7.96             0.06
                                                             ---------------------------------------------------------------------
Total from investment operations                                    8.76             27.23             7.87             0.07
                                                             ---------------------------------------------------------------------

Less distributions
    Dividends from net investment income                              --                --               --              --
    Distributions from net realized gains                             --            (0.49)               --              --
    Distributions in excess of net realized gains                     --                --               --              --
                                                             ---------------------------------------------------------------------
Total distributions                                                   --            (0.49)               --              --
                                                             ---------------------------------------------------------------------

Net asset value at end of period                              $    53.44        $    44.68       $    17.94        $   10.07
                                                             =====================================================================

Total return                                                   19.61%(B)           152.58%           78.15%         0.70%(B)
                                                             =====================================================================

Net assets at end of period (millions)                        $    871.6        $    395.6        $    42.8         $    3.6
                                                             =====================================================================

Ratio of expenses to average net assets                         1.91%(C)             1.94%            1.94%         1.80%(C)

Ratio of net investment income (loss) to average net assets   (1.31%)(C)           (1.27%)          (1.03%)         1.77%(C)

Portfolio turnover rate                                              10%               16%             105%               0%


(A) Represents the period from the commencement of operations (December 10, 1997) through December 31, 1997.
(B)  Not annualized.
(C)  Annualized.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                                                          Semi-Annual Report  45

FINANCIAL HIGHLIGHTS - TECHNOLOGY INNOVATORS FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH
PERIOD


------------------------------------------------------------------------------------------------------------
                                                        Six Months          Year              Period
                                                          Ended             Ended             Ended
                                                         6/30/00           12/31/99          12/31/98 (A)
                                                       (Unaudited)
============================================================================================================


Net asset value at beginning of period                 $    49.36         $    16.01       $    10.00
                                                       -----------------------------------------------------

Income from investment operations
    Net investment loss                                    (0.44)             (0.06)           (0.01)
    Net realized and unrealized gains on investments        13.35              33.98             6.02
                                                       -----------------------------------------------------
Total from investment operations                            12.91              33.92             6.01
                                                       -----------------------------------------------------

Less distributions
    Dividends from net investment income                       --                 --               --
    Distributions from net realized gains                      --             (0.57)               --
    Distributions in excess of net realized gains              --                 --               --
                                                       -----------------------------------------------------
Total distributions                                            --              (0.57)              --
                                                       -----------------------------------------------------

Net asset value at end of period                       $    62.27         $    49.36       $    16.01
                                                       =====================================================

Total return                                            26.15%(B)            212.34%        60.10%(B)
                                                       =====================================================

Net assets at end of period (millions)                 $    863.7         $    603.9       $      6.5
                                                       =====================================================

Ratio of expenses to average net assets                  1.90%(C)              1.93%         1.92%(C)

Ratio of net investment loss to average net assets     (1.45%)(C)            (0.59%)       (0.59%)(C)

Portfolio turnover rate                                       25%                44%             188%



(A) Represents the period from the commencement of operations (May 20, 1998) through December 31, 1998.
(B)  Not annualized.
(C)  Annualized.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


[LOGO] FIRSTHAND-Registered Trademark- FUNDS

FINANCIAL HIGHLIGHTS - THE COMMUNICATIONS FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH
PERIOD


========================================================================================
                                                      Six Months           Period
                                                         Ended             Ended
                                                        6/30/00         12/31/99 (A)
                                                      (Unaudited)
========================================================================================
Net asset value at beginning of period                $    14.65       $    10.00
                                                     -----------------------------------

Income from investment operations

   Net investment loss                                    (0.09)           (0.00)
   Net realized and unrealized gains on investments         1.92             4.65
                                                     -----------------------------------

Total from investment operations                            1.83             4.65
                                                     -----------------------------------

Less distributions
   Dividends from net investment income                       --               --
   Distributions from net realized gains                      --               --
   Distributions in excess of net realized gains              --               --
                                                     -----------------------------------
Total distributions                                           --               --
                                                     -----------------------------------

Net asset value at end of period                      $    16.48       $    14.65
                                                      ==================================

Total return                                           12.49%(B)        46.50%(B)
                                                      ==================================

Net assets at end of period (millions)                $    629.4       $    182.2
                                                      ==================================

Ratio of expenses to average net assets                 1.91%(C)         1.95%(C)

Ratio of net investment loss to average net assets    (1.19%)(C)       (0.30%)(C)

Portfolio turnover rate                                      45%               0%

(A) Represents the period from the commencement of operations (September 30, 1999) through December 31, 1999.
(B)  Not annualized.
(C)  Annualized.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                                                           Semi-Annual Report 47

FINANCIAL HIGHLIGHTS - THE e-COMMERCE FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH
PERIOD


================================================================================================
                                                                  Six Months       Period
                                                                    Ended           Ended
                                                                   6/30/00       12/31/99 (A)
                                                                  (Unaudited)
================================================================================================
Net asset value at beginning of period                         $   14.86       $    10.00
                                                              ----------------------------------

Income from investment operations
   Net investment income (loss)                                    (0.07)            0.00
   Net realized and unrealized gains (losses) on investments       (0.29)            4.86
                                                              ----------------------------------
Total from investment operations                                   (0.36)            4.86
                                                              ----------------------------------

Less distributions
   Dividends from net investment income                               --              --
   Distributions from net realized gains                              --              --

 Distributions in excess of net realized gains                        --              --
                                                              ----------------------------------
Total distributions                                                   --              --
                                                              ----------------------------------

Net asset value at end of period                               $    14.50      $    14.86
                                                              ==================================

Total return                                                   (2.42%)(B)       48.60%(B)
                                                              ==================================

Net assets at end of period (millions)                          $   613.3       $   298.7
                                                              ==================================

Ratio of expenses to average net assets                          1.92%(C)        1.95%(C)

Ratio of net investment income (loss) to average net assets    (1.16%)(C)        0.05%(C)

Portfolio turnover rate                                               21%              0%


(A) Represents the period from the commencement of operations (September 30, 1999) through December 31, 1999.
(B)  Not annualized.
(C)  Annualized.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


[LOGO] FIRSTHAND-Registered Trademark- FUNDS

NOTES TO FINANCIAL STATEMENTS
                                                       JUNE 30, 2000 (UNAUDITED)

1. Organization

The Technology Value Fund, the Technology Leaders Fund, the Technology Innovators Fund, The Communications Fund and The e-Commerce Fund (the "Funds") are each a non-diversified series of Firsthand Funds (formerly Interactive Investments) (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware business trust on November 8, 1993. The Technology Value Fund commenced operations on May 20, 1994. The public offering of shares of the Technology Value Fund commenced on January 3, 1995. The public offering of shares of the Technology Leaders Fund commenced on December 10, 1997. The public offering of shares of the Technology Innovators Fund commenced on May 20, 1998. The public offering of shares of The Communications Fund and The e-Commerce Fund commenced on September 30, 1999.

Each Fund's investment objective is long-term growth of capital.

The Technology Value Fund seeks to achieve its objective by investing at least 65% of its assets in securities of companies in technology fields that Firsthand Capital Management, Inc. (formerly Interactive Research Advisers, Inc.) (the "Investment Advisor") considers to be undervalued and have potential for capital appreciation.

The Technology Leaders Fund seeks to achieve its objective by investing at least 65% of its assets in securities of companies in the high technology field that the Investment Advisor considers to have the strongest competitive position.

The Technology Innovators Fund seeks to achieve its objective by investing at least 65% of its assets in securities of companies in the high technology field that the Investment Advisor considers to be best positioned to introduce successful new products.

The Communications Fund seeks to achieve its objective by investing at least 65% of its assets in securities of companies, both domestic and foreign, that the Investment Advisor considers to be best positioned to benefit significantly from their involvement in or support of the communications industry.

The e-Commerce Fund seeks to achieve its objective by investing at least 65% of its assets in securities of companies, both domestic and foreign, that the Investment Advisor considers to be best positioned to benefit significantly from their involvement in or support of electronic commerce (e-commerce).

2. Significant Accounting Policies

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- Each Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE"), currently 4:00 p.m., Eastern time. Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the NYSE on the


                                                          Semi-Annual Report  49

                                                       JUNE 30, 2000 (UNAUDITED)

day the securities are being valued, or, if not traded on a particular day, at the most recent bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the NYSE on the day the securities are being valued. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by the Board of Trustees.

Repurchase agreements -- Repurchase agreements, which must be secured with collateral of a credit quality at least equal to a Fund's investment criteria for its portfolio securities, are valued at cost which, together with accrued interest, approximates market value. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. In the event of bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses.

Share valuation -- The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The offering and redemption price per share of each Fund is equal to the net asset value per share. The Communications Fund and The e-Commerce Fund charge a 2% redemption fee on shares redeemed or exchanged within 180 days of purchase. Effective July 1, 2000, new shares purchased in the Technology Value Fund, the Technology Leaders Fund, and the Technology Innovators Fund will be subject to the 2% redemption fee on shares redeemed or exchanged within 180 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Each Fund will retain the fee charged and such fees become part of that Fund's daily net asset value ("NAV") calculations.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders -- Each Fund expects to distribute substantially all of its net investment income and net realized gains, if any, at least annually. Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


[LOGO] FIRSTHAND-Registered Trademark- FUNDS

                                                       JUNE 30, 2000 (UNAUDITED)

Federal income tax -- It is each Fund's policy to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies. As provided in the Code, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon federal income tax cost of portfolio investments as of June 30, 2000.


                                    TECHNOLOGY         TECHNOLOGY          TECHNOLOGY              THE                  THE
                                       VALUE             LEADERS           INNOVATORS        COMMUNICATIONS         e-COMMERCE
                                       FUND                FUND               FUND                FUND                 FUND

Gross unrealized appreciation   $ 1,050,250,197    $   251,350,057      $   324,618,689    $   105,900,446     $   119,793,067
Gross unrealized depreciation      (440,057,600)       (33,095,307)         (71,908,669)      (122,317,639)       (122,163,368)
                                --------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation)                  $   610,192,597    $   218,254,750      $   252,710,020    $   (16,417,193)    $    (2,370,301)
                                ==================================================================================================
Federal income tax cost         $ 3,436,940,365    $   648,827,684      $   604,055,941    $   648,213,837     $   615,612,047
                                ==================================================================================================

The difference between the acquisition cost and the federal income tax cost of portfolio investments is due to certain timing differences in the recognition of capital losses under generally accepted accounting principles and income tax regulations. Net capital losses of $1,893,364 realized by the Technology Value Fund during the period from November 1, 1999 through December 31, 1999 are treated for federal income tax purposes as arising in the tax year ending December 31, 2000.

3. Investment Transactions/Custody

Investment transactions (excluding short-term investments) were as follows for the six months ended June 30, 2000.


                                       TECHNOLOGY          TECHNOLOGY        TECHNOLOGY             THE                 THE
                                         VALUE               LEADERS         INNOVATORS        COMMUNICATIONS         e-COMMERCE
                                         FUND                 FUND             FUND                FUND                 FUND

Purchase of investment securities    $ 3,275,455,623      $ 467,992,652    $ 404,400,455      $ 763,710,521        $ 539,379,712
                                    ==============================================================================================
Proceeds from sales and maturities
of investment securities             $ 1,074,503,587      $  61,279,274    $ 189,462,058      $ 228,545,586        $  92,627,168
                                    ==============================================================================================

Receivables due from custodian reflect amounts due from former custodian. The amount results primarily from shareholder purchases and redemption transactions that were processed by the former transfer agent.


                                                          Semi-Annual Report  51

                                                       JUNE 30, 2000 (UNAUDITED)

4. Investment Advisory and Administration Agreements

Certain trustees and officers of the Trust are also officers of the Investment Advisor, or State Street Bank and Trust Company ("State Street"), which is the administrative services agent, shareholder servicing and transfer agent, accounting services agent, and custodian for the Trust.

INVESTMENT ADVISORY AGREEMENT

Each Fund's investments are managed by the Investment Advisor pursuant to the terms of an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Investment Advisor furnishes advice and recommendations with respect to each Fund's portfolio of investments and provides persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust who are responsible for the overall management and administration of the Trust, subject to the supervision of the Trust's Board of Trustees. The Investment Advisor is responsible for (i) the compensation of any of the Trust's trustees, officers and employees who are directors, officers, employees or shareholders of the Investment Advisor, (ii) compensation of the Investment Advisor's personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreement, and
(iii) the expenses of printing and distributing each Fund's Prospectus and sales and advertising materials to prospective clients.

For the services provided by the Investment Advisor under the Advisory Agreement, the Investment Advisor receives from each Fund a management fee at the annual rate of 1.50% of its average daily net assets. The Advisory Agreement requires the Investment Advisor to waive its management fees and, if necessary, to reimburse expenses of the Funds to the extent necessary to limit each Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

ADMINISTRATION AGREEMENT

The Trust has entered into a separate contract with the Investment Advisor wherein the Investment Advisor is responsible for providing administrative and supervisory services to each Fund (the "Administration Agreement").

Under the Administration Agreement, the Investment Advisor oversees the maintenance of all books and records with respect to each Fund's securities transactions and each Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Investment Advisor also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required to be maintained pursuant to the 1940 Act.

Under the Administration Agreement, the Investment Advisor is responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Investment Advisor has also assumed responsibility for payment of all of each Fund's operating expenses except for brokerage and commission expenses and any extraordinary and non-recurring expenses.


[LOGO] FIRSTHAND-Registered Trademark- FUNDS

                                                       JUNE 30, 2000 (UNAUDITED)


For the services rendered by the Investment Advisor under the Administration Agreement, the Investment Advisor receives a fee from each Fund at the annual rate of 0.45% of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

The Investment Advisor has entered into a Sub-Administration Agreement with State Street. Under this agreement, the Investment Advisor (not the Funds) pays State Street's fees for administrative services.

5. Investments in Affiliates and Restricted Securities

Affiliated issuers, as defined by the 1940 Act, are those in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund's investments in affiliates, if any, for the six months ended June 30, 2000 is noted below:

                                          Share Activity
                               ---------------------------------------------------                     Market
                                Balance                                  Balance       Realized         Value        Acquisition
     Affiliate                 12/31/99       Purchases      Sales      06/30/00      Gain (Loss)      06/30/00         Cost
-----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY VALUE FUND
P-Com, Inc.                      70,000      7,957,500      400,000      7,627,500   $ (3,180,911)   $ 43,381,406   $ 72,350,644
NETsilicon, Inc.                349,250        394,550      140,000        603,800     (2,729,958)     19,774,450      8,930,942
Wind River Systems, Inc.        690,000      5,131,800         --        5,821,800           --       220,500,675     25,025,374
Concord Communications, Inc.    669,000        600,000         --        1,269,000           --        50,601,375     51,584,926
Digital Microwave Corp.       1,949,000      3,718,000         --        5,667,000           --       216,054,375    165,950,219
Legato Systems, Inc.             39,000      5,942,000         --        5,981,000           --        90,462,625    222,519,662
TranSwitch Corp.                744,000      1,821,400         --        2,565,400           --       198,016,812    145,462,623
Zoran Corp.                     661,000        226,000         --          887,000           --        58,486,562     22,782,545
Visual Networks, Inc.              --        1,428,300         --        1,428,300           --        40,706,550     88,666,421
Globix Corp.                    606,500      1,300,700         --        1,907,200           --        55,904,800     35,087,782

TECHNOLOGY
INNOVATORS FUND
NETsilicon, Inc.                576,750         95,900       72,650        600,000        173,431      19,650,000      7,414,205
Osicom Technologies, Inc.       160,250        754,500         --          914,750           --        77,410,719     46,475,740
Zoran Corp.                     143,500        808,500         --          952,000           --        62,772,500     46,600,827
Genesis Microchip, Inc.         554,500        695,700         --        1,250,200           --        22,347,325     27,290,046

THE e-COMMERCE FUND
Pervasive Software, Inc.        117,500      1,300,000         --        1,417,500           --         7,973,437     21,673,299
ePlus, Inc.                        --          726,100         --          726,100           --        19,196,269     24,976,565


                                                          Semi-Annual Report  53

                                                       JUNE 30, 2000 (UNAUDITED)

Restricted securities are securities which have not been registered under the Securities Act of 1933, as amended, and are subject to restrictions on resale. Investments in restricted securities are valued at fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. As of June 30, 2000, the Technology Innovators Fund had an 842,857 share investment in Cielo Communications, Inc. - Class C, valued at $1,475,000 and representing 0.17% of the Fund's net assets, of which $1,999,998 was acquired on November 16, 1999 and $950,002 on December 22, 1999, for a total cost of $2,950,000. The Technology Innovators Fund had a 348,360 share investment in Micro Photonix Integration Corp. - Class C, valued in $2,200,000 and representing 0.25% of the Fund's net assets, which was acquired on June 21, 2000 at a cost of $2,200,000. The Communications Fund had a 285,022 share investment in Micro Photonix Integration Corp. - Class C, valued at $1,800,000 and representing 0.29% of the Fund's net assets, which was acquired on June 21, 2000 at a cost of $1,800,000.

As of June 30, 2000 the Technology Value Fund had a 9,325 share investment in Broadcom Corp. - Class A, of which 9,324 shares are subject to restrictions on resale until March 1, 2001. The 9,324 share investment, valued at $2,041,415 and representing 0.05% of the Fund's net assets, was acquired at a cost of $404,970. The Broadcom Corp. shares were acquired through Broadcom's March 1, 2000 acquisition of previously owned Stellar Semiconductor, Inc. Class B and C shares. The Technology Innovators Fund had a 405,462 share investment in Globespan, Inc., of which 14,962 shares are subject to restrictions on resale until July 26, 2000, at which time the investment will be classified as a Rule 144A stock. The 14,962 share investment, valued at $1,826,534 and representing 0.21% of the Fund's net assets, was acquired at a cost of $999,999. The GlobeSpan, Inc. shares were acquired through GlobeSpan's acquisition of previously owned T.sqware, Inc.

6. Risks

Because each Fund is operated as a "non-diversified" portfolio, the Funds invest in fewer issuers and therefore may be subject to a greater risk than more diversified funds. Each Fund invests primarily in companies within the high technology sector. Each Fund is also subject to greater risk because of its concentration of investments in technology companies, the value of which can be highly volatile. Each Fund is also subject to greater risk because of its ability to concentrate its investments in a single industry and within certain segments of that industry. Although the Investment Advisor currently believes that investments by the Funds in technology industries may offer greater opportunities for growth of capital than investments in other industries, such investments may also expose investors to greater than average financial and market risk.


[LOGO] FIRSTHAND-Registered Trademark- FUNDS

NOTES

NOTES

                  [LOGO] FIRSTHAND-Registered Trademark- FUNDS

















This report is provided for the general information of the shareholders of the Firsthand Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus. For more information regarding any of the Funds, including charges and expenses, visit our web site at www.FirsthandFunds.com or call
1.888.884.2675 for a free prospectus. Please read it carefully before you invest or send money.


[GRAPHIC]
2000
Q2

[GRAPHIC]

FIRSTHAND FUNDS
P.O. Box 8356
Boston, MA 02266-8356


INVESTMENT ADVISOR
Firsthand Capital Management, Inc.
125 South Market
Suite 1200
San Jose, CA 95113


UNDERWRITER
ALPS Mutual Funds Services, Inc.
Member NASD
370 17th Street
Suite 3100
Denver, CO 80202


TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8356
Boston, MA 02266-8356


[GRAPHIC]
FIRSTHAND-Registered Trademark- FUNDS